                                           ------------------------------------
                                           OMB APPROVAL

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                                           hours per response. . . . . . .19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-09032
                                    ---------
                   STI Classic Variable Trust
                   --------------------------
               (Exact name of registrant as specified in charter)

               101 Federal Street Boston, MA                    02110
  ----------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

       BISYS Fund Services, 3435 Stelzer Road Columbus, Ohio     43219
  ----------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  614-470-8000
                                                     ------------

Date of fiscal year end:         12/31/04
                         --------------------------

Date of reporting period:       12/31/04
                         --------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                     ANNUAL

                                FINANCIAL REPORT



                           STI CLASSIC VARIABLE TRUST



                               December 31, 2004









                     [STI STI CLASSIC VARIABLE TRUST LOGO]

TABLE OF CONTENTS
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST   December 31, 2004


Message From the Chief Investment Officer ................................  1

PORTFOLIO COMPOSITION AND AVERAGE ANNUAL RETURNS
STI Classic Variable Trust Capital Appreciation Fund......................  3
STI Classic Variable Trust Growth and Income Fund.........................  5
STI Classic Variable Trust International Equity Fund......................  7
STI Classic Variable Trust Mid-Cap Equity Fund............................  9
STI Classic Variable Trust Small Cap Value Equity Fund.................... 11
STI Classic Variable Trust Value Income Stock Fund........................ 13
STI Classic Variable Trust Investment Grade Bond Fund..................... 15

SCHEDULES OF PORTFOLIO INVESTMENTS
STI Classic Variable Trust Capital Appreciation Fund...................... 17
STI Classic Variable Trust Growth and Income Fund......................... 19
STI Classic Variable Trust International Equity Fund...................... 21
STI Classic Variable Trust Mid-Cap Equity Fund............................ 25
STI Classic Variable Trust Small Cap Value Equity Fund.................... 28
STI Classic Variable Trust Value Income Stock Fund........................ 30
STI Classic Variable Trust Investment Grade Bond Fund..................... 32

Notes to Schedule of Portfolio Investments................................ 36
Statements of Assets and Liabilities...................................... 37
Statements of Operations.................................................. 38
Statements of Changes in Net Assets....................................... 39
Financial Highlights...................................................... 41
Notes to Financial Statements............................................. 43
Report of Independent Registered Public Accounting Firm................... 51
Trustees and Officers of the STI Variable Trust........................... 52
Expense Examples.......................................................... 54

MESSAGE FROM THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST     December 31, 2004


Dear Valued STI Classic Variable Trust Shareholder:

Stock prices enjoyed a post-election rebound in the fourth quarter helped by improving job growth and lower oil prices. The S&P 500 Index gained 9.23% on a total return basis during the quarter and 10.88% for all of 2004. Bond returns also edged higher in Q4 and finished the year with its fifth consecutive gain. The Lehman Brothers Aggregate Bond Index rose 0.95% for the quarter and 4.34% for the 12 months ended December 31, 2004. The trailing price/earnings ratio(1) for the S&P 500 Index rose to 19.5X, and yields on the 10-year Treasury note and the 10-year A-rated corporate bond closed the year at 4.2% and 4.9%, respectively.

Cyclical economic strength was evident during the period despite ebbing fiscal and monetary support. Job growth accelerated moderately, consumer spending improved despite higher fuel costs, and the pace of business activity remained firm. Headline inflation moved higher but was not worrisome, and the Fed raised short-term rates for a fourth and fifth time.

While Fed tightening pushed short- and intermediate-term Treasury yields higher in the fourth quarter, longer-term yields held relatively steady causing the yield curve to flatten further. The High Yield and Credit sectors outperformed for the quarter and all of 2004.

Signs of economic strength and a lessening of the energy price "headwind" helped stock prices break out of their ten-month trading range. Consumer Discretionary and Technology stocks led the Q4 rally closely followed by Utilities and Industrials. Energy and Utility stocks outperformed for the full year. Small-cap and International (EAFE) stocks outperformed the S&P 500 Index in the fourth quarter and for all of 2004. The Value style outperformed Growth for the full year, but returns were mixed in Q4.

We remain positive on our outlook for the economy and corporate profits, but the rate of growth in both is likely to slow closer to historical averages due to lower levels of stimulus and more diffi-








(1) The P/E Ratio, or Price-to-Earnings Ratio, is a valuation ratio of a company's current share price to its per-share earnings. A high P/E means high projected earnings in the future.

--------------------------------------------------------------------------------

cult comparisons, respectively. Core inflation will likely trend moderately higher, and support the Fed's plan to raise interest rates gradually in the months ahead. The dollar will likely remain under downward pressure.


We continue to recommend a modest overweight position in stocks within current asset allocation ranges, due to the relative attractiveness of stocks versus bonds. However, we recognize that some of the factors that have favored equities (steep yield curve, accommodative Fed policy, and easy profit comparisons) are changing and not as favorable. We will continue to be very price sensitive in entry and exit points and emphasize companies with consistent growth. We will likely view any market pullback as an opportunity to build equity positions.


In fixed-income portfolios, we anticipate moderately higher yields and a further flattening of the yield curve. In this environment we will maintain a neutral duration barbell maturity structure and an overweight in Treasury inflation-indexed securities (TIPS). However, we have moved to an underweight position in Corporate bonds (neutral on BBBs) following the sharp narrowing of credit spreads over the past two years and we will be moving to an underweight in Mortgages.



Sincerely,

/s/ Douglas S. Phillips, CFA

Douglas S. Phillips, CFA
Chief Investment Officer


Past performance does not guarantee future results.

The foregoing information and opinions are for general information only. STI Classic Variable Trust and Trusco Capital Management do not assume liability for any loss which may result from the reliance by any person upon such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security, or as offering individual or personalized investment advice.

This material is authorized for distribution only when preceded or accompanied by a current prospectus. An investor should consider the fund's investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the STI Classic Variable Trust can be found in the fund's prospectus. To obtain more information, call 1-800-428-6970, option 1. Please read the prospectus carefully before investing.

STI Classic Variable Trust Funds are distributed by BISYS Fund Services, LP, which is not affiliated with Trusco Capital Management, Inc.

STI CLASSIC VARIABLE TRUST CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST    December 31, 2004

INVESTMENT CONSIDERATIONS

--------------------------------------------------------------------------------
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
--------------------------------------------------------------------------------

The STI Classic Variable Trust Capital Appreciation Fund (the "Fund") emphasizes large and mid-cap stocks with superior profitability, strong current fundamentals, reasonable valuations, and above-average current growth dynamics. Securities are selected on a "bottoms-up" basis using these primary criteria. The Adviser avoids market timing and top-down economic forecasting, believing that remaining invested in growing companies regardless of the stage of business cycle is conducive to enhancement of long term shareholder capital.

Total return of the Fund was 6.75% for the 12-month period ended December 31, 2004. This result compares unfavorably with the 10.88% return of the S&P 500 Index which is the Fund's primary comparative benchmark. While disappointed in the outcome for the year, we believe it is consistent with the Fund's investment mandate. That is, the Fund should do relatively well when larger, higher quality growth type stocks are leading performance. 2004 was a year in which industries with slow growth and mediocre long-term fundamentals had unusually high returns in the market. For example, the S&P 500 Utility sector returned over 24%, while Telecomm Services, e.g., primarily the traditional phone companies, returned over 19%. Similarly, the slow growth, commodity-based Energy, up almost 32%, and Materials, up 13%, sectors did better as raw material prices exceeded forecasts. On the growth side, sectors where the Fund typically invests significant assets such as Healthcare, up about 2%, Technology, up about 3%, Consumer Staples, up 8% and Financials, up about 11%, were generally behind or at best inline with the S&P 500's return.

Overall, the best way to illustrate the extreme dichotomy between Growth stocks, which lagged in 2004, and Value stocks, is to look at returns for the S&P 500 BARRA sub indices. The S&P 500 BARRA Growth Index(1) was up only 6.1% last year, while the corresponding Value Index(1) returned 15.7%. In this context, we believe the Fund return was "in the ballpark" for what investors should have expected for a growth-oriented portfolio in 2004.

Looking ahead, we believe we have positioned the Fund to benefit in 2005 from several emerging capital markets trends. First, large cap growth stocks have been becoming increasingly compelling on valuation. Second, both low quality stocks (2003) and slow growth/value stocks (2004) have had their day in the sun, so we believe quality growth to do better now. Third, valuations in general have become extremely compressed, and that gives an edge to our expertise, which is identifying companies with above-average growth. Thus, we are excited and optimistic that the Fund's investment style could enjoy a more favorable market environment over the coming months.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

(1) The S&P BARRA/Growth and Value Indices are capitalization-weighted indices which contain the stocks in the Standard & Poor's 500 Index which carry the highest price to book ratios and lowest price to book ratios, respectively. The indices consists of approximately half of the S&P 500 Index on a market capitalization basis.

--------------------------------------------------------------------------------

                                     [GRAPH]

                       COMPARISON OF CHANGE IN THE VALUE
                      OF A $10,000 HYPOTHETICAL INVESTMENT

         STI CLASSIC VARIABLE TRUST                      LIPPER LARGE-CAP CORE
          CAPITAL APPRECIATION FUND    S&P 500 INDEX         FUNDS AVERAGE
10/2/95               10000                 10000                 10000
                      10695                 10640                 10531
                      11359                 11211                 11103
                      11910                 11713                 11526
                      12430                 12075                 11896
                      13235                 13081                 12716
                      13645                 13432                 12852
                      16130                 15775                 14901
                      17302                 16957                 16160
12/97                 18072                 17443                 16384
                      20659                 19875                 18448
                      21573                 20535                 18845
                      19005                 18497                 16684
                      23308                 22432                 20192
                      23727                 23549                 21004
                      25760                 25206                 22421
                      23286                 23636                 21026
12/99                 25342                 27150                 24322
                      26357                 27772                 25362
                      26871                 27034                 24663
                      27050                 26772                 24749
                      26120                 24679                 22873
                      24038                 21755                 19994
                      25669                 23027                 21053
                      21881                 19649                 17841
12/01                 24724                 21748                 19795
                      24555                 21808                 19734
                      21584                 18888                 17141
                      18601                 15627                 14376
                      19313                 16943                 15341
                      18898                 16410                 14823
                      20560                 18935                 16905
                      20827                 19436                 17303
                      22876                 21801                 19240
                      23366                 22170                 19465
                      23603                 22551                 19657
                      22609                 22129                 19131
12/04                 24421                 24171                 20803

                                  [PIE CHART]

                             PORTFOLIO INVESTMENTS
                     AS A PERCENTAGE OF TOTAL INVESTMENTS*


CONSUMER DISCRETIONARY                  (16.0%)
CONSUMER STAPLES                         (8.3%)
ENERGY                                   (4.1%)
FINANCIALS                              (21.3%)
HEALTH CARE                             (10.3%)
INDUSTRIALS                             (17.4%)
INFORMATION TECHNOLOGY                  (19.7%)
MATERIALS                                (1.1%)
MONEY MARKET FUNDS                       (1.8%)

                         AVERAGE ANNUAL TOTAL RETURNS(2)
                        (PERIOD ENDED DECEMBER 31, 2004)

 ------------------------------------------------------------------------
    ONE YEAR       THREE YEARS       FIVE YEARS    ANNUALIZED INCEPTION
                                                     TO DATE (10/2/95)
 ------------------------------------------------------------------------
      6.75%          -0.41%            -0.74%             10.14%
 ------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

(2) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

*Portfolio composition is subject to change.

The Fund is measured against the S&P 500 Index an unmanaged index that consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

STI CLASSIC VARIABLE TRUST GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 2004

INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
--------------------------------------------------------------------------------
The STI Classic Variable Trust Growth and Income Fund (the "Fund") invests primarily in equity securities, including common stock and listed ADRs (American Depositary Receipts) of domestic and foreign companies. The Fund typically chooses companies that have a market capitalization of at least $1 billion.

The 2004 period ended up being a good year for the equity markets, thanks to a strong fourth quarter that was fueled by good corporate earnings. For the 12 months ended December 31, 2004, the Fund posted a total return of 14.30%. Although this performance lagged the S&P 500/BARRA Value Index performance of 15.71%, a Prudential study showed that, only a small percentage of active value managers were able to generate a return better than the index in 2004 owing to an unusual confluence of circumstances. The value indices were driven by lower interest rates, higher energy prices, continued strong consumer spending, and a continued strong recovery in the manufacturing economy, and the Fund benefited from these factors, as well. The medium and smaller stocks in the Value Index tended to outperform large companies for the year. For the year, energy, utilities, healthcare, industrials, and telecommunications led the performance of the Value Index, while consumer spending, financials, materials, and technology lagged. The Fund's ongoing emphasis on larger-capitalization and higher quality issues was a slight detriment to relative performance. A strong, broad-based fourth quarter rally lifted returns for the Fund and most major market indices.

As we look forward, we contemplate a market that has had two strong years after a three-year bear market. A strong recovery in corporate earnings has been the main driver of the market's good performance, but we are moving out of that period, and earnings growth will be harder to come by. We believe the economy should continue to grow, but at a slower pace than in 2003 and 2004. Corporate profits have led by strong corporate balance sheets, with a lot of cash building up. This usually leads to higher capital spending, higher dividend payouts, and increased merger and acquisition activity, all of which are good for the equity markets. Balancing all of these positive factors are the threat of higher interest rates and the possibility of compressed price-earnings multiples. As always, we intend to let valuation be our guide as we consider the Fund's sector weights and stock selection. The first year of a presidential term has proven challenging for the markets in the past, and we are aware of this risk. We believe that the Fund is well-positioned for the year, but we are constantly monitoring economic developments for changes. We are grateful for the support of our investors, and we thank you for your support.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------

                                    [GRAPH]

                       COMPARISON OF CHANGE IN THE VALUE
                      OF A $10,000 HYPOTHETICAL INVESTMENT

                         STI CLASSIC VARIABLE TRUST           S&P 500/BARRA
                           GROWTH AND INCOME FUND              VALUE INDEX
12/30/99                            10000                         10000
                                    10000                          9682
                                    10724                         10023
                                    10682                          9593
                                    11152                         10438
12/00                               10932                         10608
                                    10157                          9916
                                    10720                         10353
                                     9490                          8675
12/01                               10323                          9366
                                    10483                          9490
                                     9360                          8480
                                     7616                          6745
12/02                                8197                          7413
                                     7786                          7005
                                     8933                          8324
                                     9093                          8536
12/03                               10369                          9770
                                    10668                         10096
                                    10861                         10177
                                    10778                         10283
12/04                               11852                         11304

                                  [PIE CHART]

                             PORTFOLIO INVESTMENTS
                     AS A PERCENTAGE OF TOTAL INVESTMENTS*

CONSUMER DISCRETIONARY                                    (10.1%)
CONSUMER STAPLES                                          (10.2%)
ENERGY                                                     (9.4%)
FINANCIALS                                                (22.9%)
HEALTH CARE                                               (10.7%)
INDUSTRIALS                                               (12.2%)
INFORMATION TECHNOLOGY                                    (11.8%)
MATERIALS                                                  (3.9%)
TELECOMMUNICATIONS                                         (3.3%)
UTILITIES                                                  (5.0%)
CASH EQUIVALENTS                                           (0.5%)

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                        (PERIOD ENDED DECEMBER 31, 2004)

 -------------------------------------------------------------------------
                                                    ANNUALIZED INCEPTION
    ONE YEAR       THREE YEARS       FIVE YEARS      TO DATE (12/30/99)
 -------------------------------------------------------------------------
     14.30%           4.71%            3.46%               3.45%
 -------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

*Portfolio composition is subject to change.

The Fund is measured against the S&P 500/BARRA Value Index an unmanaged market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 Index on a market capitalization basis. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for those value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Adviser waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

STI CLASSIC VARIABLE TRUST INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 2004

INVESTMENT CONSIDERATIONS

--------------------------------------------------------------------------------
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
--------------------------------------------------------------------------------

The STI Classic Variable Trust International Equity Fund (the "Fund") invests primarily in common stocks and other equity securities of foreign issuers that the Adviser believes have strong business fundamentals, such as revenue growth, cash flows and earnings trends. The Adviser uses a "bottom-up" process based on individual company earnings trends and fundamentals to determine the weighting of the Fund's investments in various countries and equity market sectors. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers.

The Fund returned 19.35% for the 12-month period ended December 31, 2004, versus 20.25% for the MSCI EAFE Index. Compared to the Lipper International Funds Average which returned 18.05%, the Fund outperformed its average peer. During the year small cap stocks dramatically outperformed large cap stocks. The average stock in the MSCI EAFE Index with a market cap under $1 billion U.S. dollar was up over 31% for the year. The average stock with a market cap above $8.2 billion USD was up only 15%. The Fund has a larger cap bias which did not help during the year. Lower price/earnings(1) stocks and also stocks with higher dividend yields performed well during the year. Surprisingly the best performing sector for the year was the Utilities sector up 28% on average. The worst performing sector was Information Technology up only 6.4%. From a regional standpoint, Japan was the laggard up only 14%, lead by the UK up 16%, then Continental Europe up 18.6%, Hong Kong and Singapore averaged up 19%, with Australia up 28%. The dollars fall against many foreign currencies was a big component of the total return for the year.

Our outlook would be for three recent trends to reverse during 2005; first, small cap leadership may be over as small cap issues are looking more expensive than larger cap stocks. Second, valuation differentials between stocks, countries, and sectors have narrowed, so valuation may no longer work as well in selecting outperforming stocks. Instead, investors may begin to look more at earnings and cash flow growth. Third, the dollars long slide may reverse course for some time, but by year end should be around where it was trading at the end of 2004.

We continue to invest in portfolio stocks that characteristically have lower valuations and higher projected growth rates than our benchmark, the Morgan Stanley MSCI EAFE Index. We believe successful results for the Fund will continue to be based on a dedication to in depth fundamental research on companies brought to light via a disciplined quantitative process. Inherent in management of the Fund is a process designed to quickly identify sell candidates where earnings trends are beginning to deteriorate. Our approach could provide the opportunity to participate in long term growth of the international markets via a diversified portfolio. We feel confident that disciplined execution of our process may lead to competitive investment results over time.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

(1) The measure of systematic risk of a security. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

                                    [GRAPH]

                       COMPARISON OF CHANGE IN THE VALUE
                      OF A $10,000 HYPOTHETICAL INVESTMENT

                   STI CLASSIC VARIABLE TRUST   MORGAN STANLEY
                   INTERNATIONAL EQUITY FUND    MSCI EAFE INDEX
11/7/96                      10000                  10000
                             10170                   9871
                             10680                   9717
                             11911                  10978
                             12633                  10900
12/97                        11882                  10047
                             13604                  11525
                             13714                  11647
                             11289                   9992
                             13166                  12056
                             13156                  12224
                             13509                  12534
                             13523                  13084
12/99                        14325                  15307
                             14099                  15291
                             14819                  14685
                             13661                  13500
                             13834                  13138
                             12178                  11337
                             12325                  11219
                             10959                   9648
12/01                        11427                  10321
                             11560                  10421
                             11200                  10154
                              8860                   8150
                              9303                   8676
                              8564                   7963
                             10177                   9498
                             10837                  10269
                             12775                  12023
                             13262                  12545
                             13208                  12572
                             13330                  12537
12/04                        15246                  14458

                                  [PIE CHART]

                             PORTFOLIO INVESTMENTS
                     AS A PERCENTAGE OF TOTAL INVESTMENTS*

Consumer Discretionary                                     (14.2%)
Consumer Staples                                            (5.5%)
Energy                                                      (8.6%)
Financials                                                 (26.1%)
Health Care                                                 (8.1%)
Industrials                                                 (9.3%)
Information Technology                                      (5.2%)
Materials                                                   (7.5%)
Telecommunications                                          (8.4%)
Utilities                                                   (4.3%)
Short-Term Investments                                      (2.8%)

                         AVERAGE ANNUAL TOTAL RETURNS(2)
                        (PERIOD ENDED DECEMBER 31, 2004)

 -------------------------------------------------------------------------
                                                    ANNUALIZED INCEPTION
    ONE YEAR       THREE YEARS       FIVE YEARS      TO DATE (11/7/96)
 -------------------------------------------------------------------------
     19.35%          10.09%            1.25%               5.31%
 -------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

(2) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

*Portfolio composition is subject to change.

The Fund is measured against the Morgan Stanley Europe, Australiasia and Far East (MSCI EAFE) Index which is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. EAFE performance data is calculated in U.S. dollars and in local currency. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.


During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

STI CLASSIC VARIABLE TRUST MID-CAP EQUITY FUND
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 2004

INVESTMENT CONSIDERATIONS

--------------------------------------------------------------------------------
Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
--------------------------------------------------------------------------------

The STI Classic Variable Trust Mid-Cap Equity Fund (the "Fund") seeks to provide capital appreciation by investing primarily in a diversified portfolio of small- to mid-sized companies (i.e. companies with market capitalizations of $500 million to $10 billion, or companies in the Russell MidCap Index). In selecting investments for the Fund, companies are chosen that offer above average stock appreciation relative to other companies in the same economic sector. Proprietary, sector based models are utilized to rank stocks in each economic sector. These models utilize fundamental stock characteristics such as growth rates and cash flows. Fundamental research is utilized in the creation, maintenance, and enhancement of the sector based models. Risk management is a critical component of the overall investment process. The strategy is diversified with 100 to 140 stocks in the portfolio. Each stock is generally limited to no more than two percent of the portfolio. The portfolio's holdings are managed to reduce tracking error and overall volatility to the Russell MidCap Index.

For the 12-month period ended December 31, 2004, the Fund returned 16.82%. The Funds primary benchmark the Russell MidCap Index was up 20.22% for the year. The Lipper Mid-Cap Core Funds Average(1) was up 15.52%. From a style standpoint Value outperformed Growth in the Mid Cap segment with the Russell MidCap Growth(1) up 15.48% and Russell MidCap Value(1) up 23.71% for the year. Energy stocks were the best performing sector for 2004 up 33.6% and Information Technology was the worst performing sector up only 6%. With the Mid Cap market cap range there was no major advantage to larger versus smaller cap issues. Stocks that yield less than 0.6% were up only 14% with higher yielding stocks returning more on average. Stocks with the highest expected earnings growth (17% or more) were up only 9.7%. Valuation was more important than growth for 2004. One of the most interesting anomalies of 2004 was that in a strong up market low beta stocks (less than .5) were up 26.5% versus high beta2 stocks (1.4 and greater) up only 8%.

The Fund's strategy involves segmenting stocks into different groups/sector and modeling the drivers of performance in each group/sector. Stocks have more recently been grouped into S&P Industry Groups, and in some cases, Industries for Sectors where there is only one Industry Group, such as Utilities. This new strategy allows for even deeper fundamentally based information to be incorporated into the investment process. In total, 30 different Industry Groups or Industry Models have been constructed based on back tested results. We continue with this modeling effort, supplemented by fundamental due-diligence before any stock is purchased. This approach blends growth dynamics with valuation to select favorable reward versus risk securities.

1The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The Russell MidCap Value measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. The stocks found in the Russell Growth and Value indices are also members of the Russell 1000(R) Value index. The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

2The measure of systematic risk of a security. Beta is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------

                                    [GRAPH]

                       COMPARISON OF CHANGE IN THE VALUE
                      OF A $10,000 HYPOTHETICAL INVESTMENT

                 STI CLASSIC VARIABLE TRUST      RUSSELL              S&P MIDCAP
                     MID-CAP EQUITY FUND       MIDCAP INDEX           400 INDEX
10/2/95                      10000                 10000                10000
                             10319                 10559                10411
                             10762                 11194                11052
                             10968                 11509                11370
                             11307                 11870                11701
12/96                        11975                 12564                12410
                             11619                 12462                12225
                             12954                 14152                14022
                             14836                 16031                16277
12/97                        14637                 16209                16412
                             15999                 17961                18220
                             15674                 17690                17829
                             12608                 15067                15250
12/98                        15685                 17845                19549
                             15165                 17762                18302
                             16657                 19690                20893
                             14928                 17998                19138
12/99                        17881                 21099                22427
                             19892                 23227                25273
                             19704                 22179                24440
                             20005                 23689                27409
12/00                        17356                 22840                26353
                             15190                 20443                23514
                             17943                 22392                26608
                             14388                 18392                22201
12/01                        17828                 21555                26194
                             16687                 22470                27955
                             14613                 20325                25353
                             12611                 16740                21158
12/02                        12756                 18066                22393
                             12241                 17639                21400
                             14010                 20860                25172
                             14608                 22202                26831
12/03                        16547                 25304                30369
                             17136                 26605                31907
                             17135                 26990                32217
                             17134                 26764                31540
12/04                        19330                 30419                35375

                             PORTFOLIO INVESTMENTS
                     AS A PERCENTAGE OF TOTAL INVESTMENTS*

Consumer Discretionary                          (16.5%)
Consumer Staples                                 (3.4%)
Energy                                           (5.9%)
Financials                                      (22.6%)
Health Care                                     (11.4%)
Industrials                                     (15.0%)
Information Technology                          (12.9%)
Materials                                        (3.4%)
Telecommunications                               (0.7%)
Utilities                                        (6.2%)
Short Term Investments                           (1.4%)
Money Market Funds                               (0.6%)

                         AVERAGE ANNUAL TOTAL RETURNS(3)
                        (PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------
                                                    ANNUALIZED INCEPTION
    ONE YEAR       THREE YEARS       FIVE YEARS      TO DATE (10/2/95)
--------------------------------------------------------------------------
     16.82%           2.73%            1.57%               7.39%
--------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

(3) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

*Portfolio composition is subject to change.

The Fund is measured against the Russell MidCap Index and the S&P MidCap 400 Index. The Russell Index is a capitalization weighted index that tracks the performance of the smallest 800 securities as ranked by total market capitalization, in the medium-sized securities universe. The S&P Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

STI CLASSIC VARIABLE TRUST SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 2004

INVESTMENT CONSIDERATIONS

--------------------------------------------------------------------------------
Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
--------------------------------------------------------------------------------

The STI Classic Variable Trust Small Cap Value Equity Fund's ("the Fund") primary goal is income generation and capital appreciation. The Fund seeks to achieve these goals by investing in small-capitalization ($50 million to $2 billion) securities that are undervalued and pay a dividend. The Fund's investment philosophy is based on our belief that dividends are not only an important element of total return but are a very solid indicator of a company's future earnings potential. The Fund utilizes a very strict process for constructing the portfolio. The bottom-up approach seeks dividend paying stocks that are trading at the lower end of their historical valuations and companies that display characteristics of financial strength. The next step in the process is to identify a catalyst or fundamental change that will assist the stock in realizing its true value. This purchase process allows, the Fund to maintain a strict and active sell discipline. The Fund manager is very disciplined and dedicated to managing risk by continuously monitoring equity positions to swiftly address issues that arise.

2004 was another stellar year for small cap stocks. The Fund returned 24.19% for the 12-month period ended December 31, 2004, which outperformed the 22.25% return for the Russell 2000 Value Index, this is on the heels of the best performing year the index posted in 25 years. Small Caps historically perform best coming out of a recession. Conditions in 2004 were still ripe to allow small caps to outperform. Stable bond prices, high productivity and an accommodative Federal Reserve paved the way for positive returns in the market. Uncertainty was becoming prevalent in the market's psychology due to increasing geopolitical tensions, the potential of rising interest rates and high commodity prices. This prompted investors to search for quality and dividends as a means of enriching investment performance. The Fund benefited in this environment due to our bottom up, dividend paying investment process.

Stock selection in the year contributed greatly to Fund outperformance in 2004. The Fund's superior stock selection was most evident in Information Technology and Health Care sectors. The Fund's investment in Autodesk (ASDK), an innovative design software and digital content company and Cooper Cos. (COO), a specialty manufacturer of contact lenses, are examples of superior selection that aided in generating excess returns versus the benchmark. The Fund continues to be overweighted in economically sensitive sectors such as Industrials and Materials. Financials and Utilities are underweighted as we believe these sectors could underperform if the economy continues to expand. Stock valuations are not as attractive as they were a few years ago; as such the Fund continues to search for those securities that should fit the process.

Instability in the world, rising interest rates and energy prices are at the forefront of investor's minds as we enter 2005. The Fund will continue to focus on the aspects that have served us well over the years. The Fund's focus on selecting dividend paying securities that exhibit strong balance sheets, stable management and trade at low valuations will always be a tenet that will be maintained in any market environment.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

--------------------------------------------------------------------------------

                                    [GRAPH]


                       COMPARISON OF CHANGE IN THE VALUE
                      OF A $10,000 HYPOTHETICAL INVESTMENT

                   STI CLASSIC VARIABLE TRUST
                   SMALL CAP VALUE EQUITY FUND          RUSSELL 2000 VALUE INDEX
10/21/97                       10000                             10000
                                9795                             10452
                               10683                             11325
                                9791                             10916
                                7738                              8965
12/98                           8602                              9778
                                7447                              8830
                                8888                             10292
                                8113                              9487
12/99                           8191                              9632
                                7826                             10001
                                8232                             10196
                                8758                             10944
12/00                           9531                             11831
                               10059                             11946
                               11071                             13336
                               10081                             11558
12/01                          11578                             13490
                               12774                             14782
                               12571                             14469
                               11004                             11389
12/02                          11440                             11949
                               10748                             11342
                               12580                             13919
                               13606                             14995
12/03                          15837                             17449
                               16740                             18656
                               17324                             18814
                               17332                             18842
12/04                          19667                             21330

                                  [PIE CHART]

                             PORTFOLIO INVESTMENTS
                     AS A PERCENTAGE OF TOTAL INVESTMENTS*

CONSUMER DISCRETIONARY                                      (19.7%)
CONSUMER STAPLES                                             (3.4%)
ENERGY                                                       (2.6%)
FINANCIALS                                                  (14.2%)
HEALTH CARE                                                  (7.6%)
INDUSTRIALS                                                 (26.2%)
INFORMATION TECHNOLOGY                                      (11.8%)
MATERIALS                                                    (5.3%)
UTILITIES                                                    (1.2%)
SHORT-TERM INVESTMENTS                                       (2.9%)
MONEY MARKET FUNDS                                           (5.1%)

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                        (PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------
                                                    ANNUALIZED INCEPTION
    ONE YEAR       THREE YEARS       FIVE YEARS      TO DATE (10/21/97)
--------------------------------------------------------------------------
     24.19%          19.32%            19.15%              9.86%
--------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

*Portfolio composition is subject to change.

The Fund is measured against the Russell 2000 Value Index an unmanaged index which is is comprised of the securities in the Russell 2000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

STI CLASSIC VARIABLE TRUST VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 2004

INVESTMENT CONSIDERATIONS

--------------------------------------------------------------------------------
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.
--------------------------------------------------------------------------------

The STI Classic Variable Trust Value Income Stock Fund ("the Fund") seeks to provide current income with capital appreciation by investing primarily in dividend paying equity securities. The Fund's investment philosophy is based on our belief that dividends are not only an important component of total return but also a very useful tool that provides information about a company's future earnings potential. The Fund employs a very disciplined and methodical approach to portfolio construction. The bottom-up process has three key factors to consider in all investment decisions: 1) Minimum dividend criteria, 2) Low historical valuation and 3) A catalyst for improving fundamental business momentum which can cause an upward revaluation in the individual security. Our process seeks dividend-paying stocks that are trading at the lower end of historical valuation ranges. The companies identified for focused attention are in the midst of fundamental change that we expect will reignite investor interest. They tend to exhibit "Value" characteristics such as low price-to-earnings ratios, low price-to-sales ratios and generally have higher dividend yields.

For the 12 months ended December 31, 2004 the overall market rallied nicely fueled in part by increasing corporate profits and very accommodative fiscal and monetary policies. The Fund returned 15.29% for the period ended December 31, 2004. In comparison the Fund's primary benchmark the S&P 500/BARRA Value Index returned 15.71%. As an additional comparison the Russell 1000(R) Value Index2, advanced 16.49% during the 12-month period with strong showings in all sectors except Healthcare which posted more nominal returns and was held back by concerns over earnings growth and the contentious political climate. The biggest contributing sector by far was Financials because of its very heavy 30% plus weighting in the index as well as it's approximately 15% return for the period.

The Fund showed strong performance in all sectors as well with Financials making the largest contribution. Industrials were also helpful because we were not only overweight versus the benchmark but experienced better stock selection as well. Our affinity for stocks in this sector is derived from our bottom up process which has identified companies that have done remarkable jobs at cost cutting and are thus ripe to experience tremendous operating leverage now that business activity has picked up over the past 12 months.

The Fund was hurt on a relative basis by stock selection in Staples. We didn't own any tobacco stocks such as Altria Group, which posted a stellar return, because of our sense that the unremitting legal proceedings have become "un-analyzable". The Fund was also hurt by our holdings in the Energy sector where the Fund suffered due to its underweight in Exxon Mobil and our lack of exposure in the more commodity leveraged names in the E&P and Oil Service/Drillers sub-sectors where valuations looked stretched to us.

The Fund is maintaining its overweight in Industrials and is underweighted in Energy. Energy stocks have corrected with the price of oil coming down and are beginning to look more attractive to us. We will be looking for an opportunity to get more involved in these names when we feel that a more normalized price of oil is being discounted by the stocks. The Fund is under weighted in Financials. The interest rate sensitivity of these stocks has risen dramatically since the early nineties led by mortgage related issues. Currently within the financial domain we are emphasizing capital markets, processing and asset management and avoiding the more retail or mortgage related companies.

Capital expenditures plummeted after the technology boom of the late nineties and remain fairly depressed. Profits and margins are up significantly and thus free cash flow has expanded rather dramatically. The capex recovery began approximately 18 months ago but companies are still spending below depreciation levels. The consumer continues to spend supported by improved job growth while their debt continues to grow. Energy prices, the dollar, "twin deficits", rising interest rates and geopolitical tensions are important issues that corporations and consumers will have to deal with in 2005. While we remain cognizant

--------------------------------------------------------------------------------
of the items stated on the previous page, the portfolio is managed from a "bottoms-up" basis focusing our attention on company and industry fundamentals first. As we have done since inception, our portfolio selections continue to emphasize dividend policy, valuation and fundamentals.

                                    [GRAPH]

                       COMPARISON OF CHANGE IN THE VALUE
                      OF A $10,000 HYPOTHETICAL INVESTMENT

         STI CLASSIC VARIABLE TRUST    S&P 500/BARRA       LIPPER EQUITY INCOME
           VALUE INCOME STOCK FUND      VALUE INDEX           FUNDS AVERAGE
10/2/95              10000                  10000                  10000
                     10731                  10816                  10753
                     11265                  11507                  11175
                     11664                  11743                  11498
                     12029                  12053                  11745
12/96                12730                  13195                  12598
                     13112                  13427                  12803
                     14743                  15370                  14371
                     16062                  16779                  15417
12/97                16145                  17151                  15969
                     18039                  19132                  17495
                     17364                  19232                  17348
                     15666                  16748                  15939
12/98                17709                  19668                  18004
                     17480                  20228                  17887
                     20011                  22413                  19613
                     17629                  20345                  18027
12/99                17179                  22170                  18771
                     16512                  22222                  18829
                     16069                  21268                  18561
                     17112                  23142                  19920
12/00                18971                  23519                  20602
                     18109                  21984                  19490
                     19171                  22952                  20209
                     17276                  19233                  18365
12/01                18756                  20765                  19506
                     19562                  21040                  20152
                     17855                  18800                  18316
                     14069                  14954                  15232
12/02                15570                  16435                  16411
                     14435                  15529                  15591
                     16572                  18455                  18046
                     17022                  18924                  18382
12/03                19170                  21659                  20739
                     19763                  22384                  21222
                     20223                  22562                  21417
                     20345                  22797                  21525
12/04                22102                  25061                  23483

                                  [PIE CHART]

                             PORTFOLIO INVESTMENTS
                     AS A PERCENTAGE OF TOTAL INVESTMENTS*

CONSUMER DISCRETIONARY                             (12.3%)
CONSUMER STAPLES                                   (10.2%)
ENERGY                                              (6.2%)
FINANCIALS                                         (25.5%)
HEALTH CARE                                         (4.5%)
INDUSTRIALS                                        (15.6%)
INFORMATION TECHNOLOGY                              (5.8%)
MATERIALS                                           (6.2%)
TELECOMMUNICATION SERVICES                          (4.6%)
Utilities                                           (5.3%)
MONEY MARKET FUNDS                                  (3.8%)

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                        (PERIOD ENDED DECEMBER 31, 2004)

--------------------------------------------------------------------------
                                                    ANNUALIZED INCEPTION
    ONE YEAR       THREE YEARS       FIVE YEARS       TO DATE (10/2/95)
--------------------------------------------------------------------------
     15.29%           5.62%            5.17%               8.96%
--------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

(2) The Russell 1000(R) Value Index is an unmanaged Index comprised of 1000 securities found within the Russell universe with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividends yields, and lower forecasted growth values. Investors cannot invest directly in an index.

*Portfolio composition is subject to change.

The Fund is measured against the S&P 500/BARRA Value Index an unmanaged market capitalization-weighted index of the stocks in the Standard & Poor's 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 Index on a market capitalization basis. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

STI CLASSIC VARIABLE TRUST INVESTMENT GRADE BOND FUND
--------------------------------------------------------------------------------
STI CLASSIC VARIABLE TRUST  December 31, 2004

INVESTMENT CONSIDERATIONS

--------------------------------------------------------------------------------
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return. The Fund is subject to the risk that principal value reacts in opposition to the movement of interest rates and that a rising interest rate environment increases the risk of loss of principal.
--------------------------------------------------------------------------------

The STI Classic Variable Trust Investment Grade Bond Fund ("the Fund") seeks to provide a high level of total return through current income and capital appreciation as is consistent with the preservation of capital primarily through investment in investment grade fixed income securities. Total return includes not only current income but also the changes in the value of the assets held by the Fund. For the year ended December 31, 2004, the Fund had a total return of of 4.16%, in line with the 4.19% return of the Lehman Brothers U.S. Government/Credit Index.

The year 2004 began in the midst of a slow, but visible economic expansion. Interest rates were artificially low led primarily by a moribund employment environment. As the economy gained steam and non-farm payroll releases relayed the first of twelve consecutive months of job increases, the Fed became pro-active and the yield curve flattened considerable. The Fed raised short term rates four times beginning on June 30, bringing the Fed Funds rate up from 1.00% to 2.00%. The spread between two and thirty year Treasury securities fell precipitously from 4.15% to 2.61%. While short rate rose, longer-term rates actually ended the year lower. Inflation remained benign despite a nominal rise. This shift in the yield curve, along with the continuing strength of the credit markets, was critical to the Fund's investment strategy.

The Fund's success was driven by three principal investment strategies: an overweight in credit securities, yield curve flattening bias and the use of U.S. Treasury Inflation Protected Securities. The Fund's consistent overweight in credit, particularly BBB-rated securities was an essential contributor to performance.*

We continue to manage the Fund with only moderate shifts in average maturity and duration. The total return is enhanced with yield curve analysis, sector rotation, and other low risk strategies. By actively pursuing these strategies, the Fund strives to add total return while reducing risk.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

*Portfolio composition is subject to change.

--------------------------------------------------------------------------------

                                    [GRAPH]

                       COMPARISON OF CHANGE IN THE VALUE
                      OF A $10,000 HYPOTHETICAL INVESTMENT

                                                                 LIPPER INTERMEDIATE
             STI CLASSIC VARIABLE TRUST    LEHMAN BROTHERS U.S.    INVESTMENT-GRADE
             INVESTMENT GRADE BOND FUND  GOVERNMENT/CREDIT INDEX  DEBT FUNDS AVERAGE

10/2/95                10000                      10000                 10000
                       10368                      10314                 10289
                       10159                      10073                 10092
                       10192                      10120                 10128
                       10330                      10299                 10319
12/96                  10605                      10614                 10631
                       10520                      10522                 10573
                       10885                      10905                 10942
                       11224                      11287                 11298
12/97                  11543                      11649                 11571
                       11746                      11826                 11753
                       12042                      12135                 12004
                       12682                      12736                 12429
12/98                  12626                      12753                 12450
                       12546                      12601                 12382
                       12393                      12463                 12233
                       12494                      12530                 12291
12/99                  12415                      12479                 12270
                       12687                      12815                 12493
                       12463                      13001                 12629
                       12780                      13374                 12980
12/00                  13200                      13958                 13473
                       13888                      14405                 13890
                       13921                      14448                 13932
                       14548                      15136                 14520
12/01                  14413                      15145                 14489
                       14263                      15073                 14454
                       14494                      15639                 14853
                       15225                      16530                 15415
12/02                  15480                      16816                 15676
                       15726                      17093                 15917
                       16155                      17695                 16358
                       16065                      17606                 16327
12/03                  16024                      17601                 16397
                       16530                      18143                 16806
                       15952                      17568                 16383
                       16493                      18193                 16871
12/04                  16691                      18339                 17039

                                  [PIE CHART]

                             PORTFOLIO INVESTMENTS
                     AS A PERCENTAGE OF TOTAL INVESTMENTS*

U.S. TREASURY OBLIGATIONS                                 (67.9%)
CORPORATE BONDS                                           (25.5%)
REPURCHASE AGREEMENTS                                      (3.6%)
U.S. GOVERNMENT AGENCIES                                   (1.8%)
FOREIGN GOVERNMENT BONDS                                   (1.2%)

                         AVERAGE ANNUAL TOTAL RETURNS(1)
                        (PERIOD ENDED DECEMBER 31, 2004)
--------------------------------------------------------------------------
                                                    ANNUALIZED INCEPTION
    ONE YEAR       THREE YEARS       FIVE YEARS      TO DATE (10/2/95)
--------------------------------------------------------------------------
     4.16%            5.01%            6.10%               5.70%
--------------------------------------------------------------------------

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AND DO NOT REFLECT THE TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT OUR WEBSITE AT WWW.STICLASSICFUNDS.COM.

(1) Earnings from a variable annuity investment compound tax-free until withdrawal, so no adjustments were made for income taxes.

The Fund is measured against the Lehman Brothers U.S. Government/Credit Index an unmanaged index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by S&P, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment adviser and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

During the period shown, the Investment Adviser waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

The Lipper Mutual Funds Average is an equally weighted average of the mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

CAPITAL APPRECIATION FUND

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
COMMON STOCKS (98.3%)
CONSUMER DISCRETIONARY (16.0%)
  Harley-Davidson, Inc.             18,200     $ 1,106
  Home Depot, Inc. (The)            23,800       1,017
  J. C. Penney Co., Inc.            22,400         927
  Kohl's Corp. *                    15,200         747
  Lowe's Cos., Inc.                  9,400         541
  Marriott International, Inc.,
    Class A                         14,200         894
  Staples, Inc.                     22,300         752
  Target Corp.                      19,500       1,013
  Time Warner, Inc. *               63,400       1,233
  Walt Disney Co. (The)             19,700         548
                                               -------
                                                 8,778
                                               -------
CONSUMER STAPLES (8.4%)
  Avon Products, Inc.               19,600         759
  Clorox Co. (The)                  14,100         831
  Gillette Co. (The)                20,500         918
  Sara Lee Corp.                    36,700         886
  Walgreen Co.                      31,000       1,189
                                               -------
                                                 4,583
                                               -------
ENERGY (4.1%)
  Anadarko Petroleum Corp.           6,800         441
  Exxon Mobil Corp.                 35,400       1,814
                                               -------
                                                 2,255
                                               -------
FINANCIALS (21.3%)
  American Express Co.              28,600       1,611
  American International Group,
    Inc.                             8,800         578
  Bank of New York Co., Inc.
    (The)                           14,700         491
  Chubb Corp. (The)                 15,000       1,154
  Citigroup, Inc.                   19,400         935
  Comerica, Inc.                    10,200         622
  Freddie Mac                       15,000       1,106
  Goldman Sachs Group, Inc.
    (The)                           10,000       1,040

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
FINANCIALS--CONTINUED
  MGIC Investment Corp.             14,700     $ 1,013
  SLM Corp.                         17,600         940
  U.S. Bancorp                      37,100       1,162
  Wells Fargo & Co.                 17,300       1,075
                                               -------
                                                11,727
                                               -------
HEALTH CARE (10.3%)
  Biomet, Inc.                      19,500         846
  Boston Scientific Corp. *         24,800         882
  Johnson & Johnson                  8,700         552
  Medtronic, Inc.                   21,400       1,063
  St. Jude Medical, Inc. *          26,000       1,090
  Stryker Corp.                     24,900       1,201
                                               -------
                                                 5,634
                                               -------
INDUSTRIALS (17.4%)
  Boeing Co. (The)                  17,500         906
  Danaher Corp.                     11,800         677
  Deere & Co.                       11,600         863
  Dover Corp.                       12,900         541
  Emerson Electric Co.              15,100       1,059
  General Electric Co.              29,000       1,058
  Honeywell International, Inc.     14,400         510
  Illinois Tool Works, Inc.          4,800         445
  L-3 Communications Holdings,
    Inc.                             8,000         586
  Northrop Grumman Corp.            17,200         935
  Parker Hannifin Corp.             10,500         795
  Raytheon Co.                      21,500         835
  Southwest Airlines Co.            20,000         326
                                               -------
                                                 9,536
                                               -------
INFORMATION TECHNOLOGY (19.7%)
  Amdocs Ltd. *                     23,500         617
  Automatic Data Processing,
    Inc.                            17,700         785
  Avaya, Inc. *                     53,200         915
  CDW Corp.                          7,200         478
  Cisco Systems, Inc. *             56,200       1,085

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  Computer Sciences Corp. *          8,500     $   479
  Dell, Inc. *                      14,800         624
  EMC Corp. *                       50,000         744
  Lexmark International, Inc.,
    Class A *                       11,800       1,003
  Microsoft Corp.                   44,000       1,174
  NCR Corp. *                       14,600       1,011
  Oracle Corp. *                    52,000         713
  Tellabs, Inc. *                   85,800         737
  VeriSign, Inc. *                  13,800         463
                                               -------
                                                10,828
                                               -------
MATERIALS (1.1%)
  Air Products and Chemicals,
    Inc.                            10,000         580
                                               -------
Total Common Stocks (Cost
  $46,437)                                      53,921
                                               -------

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
MONEY MARKET FUNDS (1.8%)
  Federated Prime Value
    Obligations Fund, Class I      989,761     $   990
                                               -------
Total Money Market Funds (Cost
  $990)                                            990
                                               -------
Total Investments (Cost $47,427)
  (a) -- 100.1%                                 54,911
Liabilities in excess of other
  assets -- (0.1)%                                 (49)
                                               -------
Net Assets -- 100.0%                           $54,862
                                               =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

GROWTH AND INCOME FUND

-------------------------------------------------------
                                    Shares       Value
-------------------------------------------------------
COMMON STOCKS (99.6%)
CONSUMER DISCRETIONARY (10.1%)
  Advance Auto Parts, Inc. *          5,000     $   218
  Gannett Co., Inc.                   1,500         123
  Jones Apparel Group, Inc.           1,500          55
  Kohl's Corp. *                      3,000         148
  May Department Stores Co. (The)     3,125          92
  Target Corp.                        3,000         156
  Viacom, Inc., Class B               7,000         254
  Walt Disney Co. (The)               4,000         111
                                                -------
                                                  1,157
                                                -------
CONSUMER STAPLES (10.2%)
  Archer Daniels Midland Co.         10,000         223
  Clorox Co. (The)                    3,000         177
  Kimberly-Clark Corp.                2,000         132
  PepsiCo, Inc.                       2,250         117
  Sara Lee Corp.                      7,000         169
  SYSCO Corp.                         1,000          38
  Wal-Mart Stores, Inc.               3,500         185
  Wm. Wrigley Jr. Co.                 1,800         125
                                                -------
                                                  1,166
                                                -------
ENERGY (9.4%)
  Anadarko Petroleum Corp.            1,700         110
  Burlington Resources, Inc.          2,500         109
  ChevronTexaco Corp.                 3,000         158
  ConocoPhillips                      1,700         148
  Exxon Mobil Corp.                   4,000         205
  Kerr-McGee Corp.                    3,000         173
  Royal Dutch Petroleum Co. ADR       3,000         172
                                                -------
                                                  1,075
                                                -------
FINANCIALS (22.9%)
  American International Group,
    Inc.                              1,600         105
  Bank of America Corp.               5,000         235
  Berkshire Hathaway, Inc., Class
    B *                                  60         176

-------------------------------------------------------
                                    Shares       Value
-------------------------------------------------------
FINANCIALS--CONTINUED
  Cincinnati Financial Corp.          4,000     $   177
  Citigroup, Inc.                     6,000         288
  Fannie Mae                            500          36
  Fifth Third Bancorp                 3,000         142
  Genworth Financial, Inc., Class
    A                                 7,500         203
  Goldman Sachs Group, Inc. (The)     1,300         135
  MBNA Corp.                          4,000         113
  MGIC Investment Corp.               1,500         103
  Morgan Stanley                      2,000         111
  Principal Financial Group,
    Inc.                              6,000         246
  Prudential Financial, Inc.          3,500         192
  U.S. Bancorp                        7,000         219
  Wells Fargo & Co.                   2,500         155
                                                -------
                                                  2,636
                                                -------
HEALTH CARE (10.7%)
  Abbott Laboratories                 2,000          93
  Bristol-Myers Squibb Co.           10,000         256
  Express Scripts, Inc. *             1,200          92
  Johnson & Johnson                   1,500          95
  Medtronic, Inc.                     1,500          75
  Merck & Co., Inc.                   2,000          64
  Pfizer, Inc.                       12,000         323
  WellPoint, Inc. *                   2,000         230
                                                -------
                                                  1,228
                                                -------
INDUSTRIALS (12.2%)
  Cendant Corp.                       7,000         163
  Cooper Industries Ltd., Class A     2,200         149
  Emerson Electric Co.                2,000         140
  General Electric Co.                6,000         218
  Honeywell International, Inc.       4,000         142
  Illinois Tool Works, Inc.           1,000          93
  Norfolk Southern Corp.              3,500         127
  Rockwell Automation, Inc.           3,000         149

-------------------------------------------------------
                                    Shares       Value
-------------------------------------------------------
INDUSTRIALS--CONTINUED
  Textron, Inc.                       1,800     $   133
  United Technologies Corp.             750          78
                                                -------
                                                  1,392
                                                -------
INFORMATION TECHNOLOGY (11.8%)
  Agilent Technologies, Inc. *        6,000         145
  Cisco Systems, Inc. *               5,000          97
  First Data Corp.                    4,000         169
  Intel Corp.                         4,000          94
  International Business Machines
    Corp.                             1,200         118
  Microsoft Corp.                     5,000         134
  Nokia Corp. ADR                    12,000         187
  Storage Technology Corp. *          3,500         111
  SunGard Data Systems, Inc. *        5,000         142
  Texas Instruments, Inc.             6,000         148
                                                -------
                                                  1,345
                                                -------
MATERIALS (3.9%)
  E.I. du Pont de Nemours & Co.       2,000          98
  International Paper Co.             2,000          84
  Neenah Paper, Inc. *                   60           2
  Praxair, Inc.                       3,000         132
  Sigma-Aldrich Corp.                 2,200         134
                                                -------
                                                    450
                                                -------
TELECOMMUNICATION SERVICES (3.3%)
  ALLTEL Corp.                          700          41
  Verizon Communications, Inc.        5,000         203
  Vodafone Group PLC ADR              5,000         137
                                                -------
                                                    381
                                                -------

-------------------------------------------------------
                                    Shares       Value
-------------------------------------------------------
UTILITIES (5.1%)
  American Electric Power Co.,
    Inc.                              4,500     $   155
  Edison International                4,000         128
  Exelon Corp.                        3,500         154
  Questar Corp.                       2,000         102
  SCANA Corp.                         1,000          39
                                                -------
                                                    578
                                                -------
Total Common Stocks (Cost $9,471)                11,408
                                                -------
MONEY MARKET FUNDS (0.5%)
  Federated Prime Value
    Obligations Fund, Class I        52,235          52
                                                -------
Total Money Market Funds (Cost
  $52)                                               52
                                                -------
Total Investments (Cost $9,523)
  (a) -- 100.1%                                  11,460
Liabilities in excess of other
  assets -- (0.1)%                                  (16)
                                                -------
Net Assets -- 100.0%                            $11,444
                                                =======

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

INTERNATIONAL EQUITY FUND

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
FOREIGN COMMON STOCKS (98.0%)
AUSTRALIA (4.9%)
  Australia & New Zealand Banking
    Group Ltd.                        1,936     $   31
  BlueScope Steel Ltd.                4,770         31
  Boral Ltd.                          5,048         27
  News Corp. Ltd. (The), Class B
    (c)                                 400          8
  Orica Ltd.                          1,910         30
  Origin Energy Ltd.                  1,644          9
  Pacific Brands Ltd.                 8,378         21
  Publishing & Broadcasting Ltd.      2,500         34
  Qantas Airways Ltd.                11,874         35
  QBE Insurance Group Ltd.            2,600         31
  West Australian Newspapers
    Holdings Ltd. (c)                 2,259         16
  Westpac Banking Corp.               2,169         33
                                                ------
                                                   306
                                                ------
BELGIUM (0.8%)
  Delhaize Group                        361         28
  Fortis                                876         24
                                                ------
                                                    52
                                                ------
DENMARK (1.2%)
  Danske Bank A/S                     1,200         37
  TDC A/S                               900         38
                                                ------
                                                    75
                                                ------
FINLAND (1.3%)
  Fortum Corp.                        1,800         33
  Nokia Corp.                         2,225         35
  Tietoenator Oyj                       500         16
                                                ------
                                                    84
                                                ------
FRANCE (9.6%)
  Alcatel *                           1,483         23
  AXA                                 1,754         43
  BNP Paribas                           933         67
  Bouygues SA                           435         20
  Compagnie de Saint-Gobain             389         23

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
FRANCE--CONTINUED
  France Telecom SA                   1,164     $   38
  Lafarge SA                            419         40
  Metropole Television SA               435         12
  Pernod Ricard                         151         23
  PSA Peugeot Citroen SA                297         19
  Sanofi-Aventis                        579         46
  Schneider Electric SA                 284         20
  Societe Generale                      512         52
  SUEZ SA                               876         23
  TOTAL SA                              375         83
  VINCI (c)                             288         39
  Vivendi Universal SA *                904         29
                                                ------
                                                   600
                                                ------
GERMANY (8.0%)
  adidas-Salomon AG                     255         41
  Allianz Group                         342         45
  BASF AG                               590         42
  Bayer AG                              344         12
  Bayerische Motoren Werke AG           236         11
  Continental AG                        395         25
  DaimlerChrysler AG                    520         25
  Deutsche Bank AG                      160         14
  Deutsche Telekom AG *               2,647         60
  E.ON AG                               697         64
  METRO AG                              623         34
  SAP AG                                160         28
  Schering AG                           633         47
  Siemens AG                            637         54
                                                ------
                                                   502
                                                ------
HONG KONG (2.1%)
  Bank of East Asia Ltd.              4,674         15
  BOC Hong Kong (Holdings) Ltd.       6,000         11
  Cheung Kong (Holdings) Ltd.         3,000         30
  CNOOC Ltd.                         31,000         17
  Esprit Holdings Ltd.                2,300         14

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
HONG KONG--CONTINUED
  Hutchison Whampoa Ltd.              3,447     $   32
  Orient Overseas (International)
    Ltd.                              4,000         15
                                                ------
                                                   134
                                                ------
IRELAND (0.7%)
  CRH PLC                             1,051         28
  Irish Life & Permanent PLC            750         14
                                                ------
                                                    42
                                                ------
ITALY (3.2%)
  Banca Intesa SpA                    7,587         36
  Eni SpA                             2,599         65
  Mediaset SpA                        3,061         39
  Saipem SpA                            570          7
  Telecom Italia SpA                  7,924         32
  UniCredito Italiano SpA             3,052         18
                                                ------
                                                   197
                                                ------
JAPAN (21.7%)
  Aiful Corp.                           200         22
  Aisin Seiki Co. Ltd.                  800         20
  Asahi Breweries Ltd.                1,800         22
  Bank of Fukuoka Ltd. (The)          3,000         20
  Bridgestone Corp.                   1,000         20
  Canon, Inc.                           800         44
  Citizen Watch Co. Ltd.              1,500         14
  Daiichi Pharmaceutical Co.
    Ltd.                              1,500         33
  Daiwa Securities Group, Inc.        2,000         14
  DENSO Corp.                           900         24
  East Japan Railway Co.                  5         28
  Fuji Photo Film Co. Ltd.              500         18
  Hitachi Chemical Co. Ltd.             600         11
  Hitachi Ltd.                        4,100         28
  Honda Motor Co. Ltd.                  502         26
  Ibiden Co. Ltd.                       700         14
  Japan Tobacco, Inc.                     2         23
  JFE Holdings, Inc.                    600         17
  Joyo Bank Ltd. (The)                4,000         20

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
JAPAN--CONTINUED
  Kaneka Corp.                        1,000     $   11
  Kansai Electric Power Co., Inc.
    (The)                               900         18
  Komatsu Ltd.                        4,000         28
  Kubota Corp.                        4,000         20
  Kuraray Co. Ltd.                    3,000         27
  Kyocera Corp.                         200         15
  Kyushu Electric Power Co.,
    Inc.                                500         10
  Marubeni Corp.                      4,000         11
  Matsushita Electric Industrial
    Co. Ltd.                          1,000         16
  Matsushita Electric Works Ltd.      2,000         17
  Mitsubishi Corp.                    1,600         21
  Mitsubishi Electric Corp.           3,000         15
  Mitsubishi Estate Co. Ltd.          1,000         12
  Mitsubishi Tokyo Financial
    Group, Inc.                           3         30
  Mitsui & Co. Ltd.                   2,000         18
  Mitsui Fudosan Co. Ltd.             2,000         24
  Mitsui O.S.K. Lines Ltd.            4,000         24
  Mizuho Financial Group, Inc.            3         15
  Nintendo Co. Ltd.                     100         13
  Nippon Oil Corp.                    3,000         19
  Nippon Steel Corp.                  5,000         12
  Nippon Telegraph & Telephone
    Corp.                                 4         18
  Nippon Yusen KK                     4,000         22
  NTT DoCoMo, Inc.                       10         18
  OMRON Corp.                           800         19
  ORIX Corp.                            200         27
  Osaka Gas Co. Ltd.                  4,000         12
  Resona Holdings, Inc. *             6,000         12
  Sankyo Co. Ltd.                       600         31
  Sankyo Co. Ltd. (Gunma)             1,200         27
  Seiko Epson Corp.                     500         22
  Sekisui Chemical Co. Ltd.           3,000         22
  Sompo Japan Insurance, Inc.         1,000         10
  Sony Corp.                            600         23

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

INTERNATIONAL EQUITY FUND -- CONCLUDED

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
JAPAN--CONTINUED
  Sumitomo Chemical Co. Ltd.          3,000     $   15
  Sumitomo Metal Industries Ltd.      9,000         12
  Sumitomo Metal Mining Co. Ltd.      2,000         14
  Sumitomo Mitsui Financial
    Group, Inc.                           3         22
  Sumitomo Trust & Banking Co.
    Ltd. (The)                        4,000         29
  Takeda Pharmaceutical Co. Ltd.        700         36
  Terumo Corp.                          700         19
  Tokyo Electric Power Co., Inc.
    (The)                               900         22
  Toray Industries, Inc.              4,000         19
  Toyota Motor Corp.                  2,013         83
  West Japan Railway Co.                  4         16
  Yamada Denki Co.                      100          4
                                                ------
                                                 1,348
                                                ------
NETHERLANDS (4.3%)
  ABN AMRO Holding NV                 1,980         52
  Akzo Nobel NV                         783         33
  ING Groep NV                        1,948         59
  Royal Dutch Petroleum Co.             621         36
  Royal KPN NV                        3,937         37
  Royal Philips Electronics NV        1,959         52
                                                ------
                                                   269
                                                ------
NEW ZEALAND (0.6%)
  Fletcher Building Ltd.              8,109         39
                                                ------
NORWAY (1.3%)
  Orkla ASA                           1,050         35
  Statoil ASA                         1,400         22
  Telenor ASA                         2,700         24
                                                ------
                                                    81
                                                ------

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
SINGAPORE (0.4%)
  DBS Group Holdings Ltd.             2,000     $   20
  Singapore Telecommunications
    Ltd.                              5,360          8
                                                ------
                                                    28
                                                ------
SPAIN (3.9%)
  Altadis SA                            299         14
  Banco Santander Central Hispano
    SA                                3,757         47
  Endesa SA                           1,543         36
  Gestevision Telecinco SA *            127          3
  Repsol YPF SA                       2,173         56
  Sociedad General de Aguas de
    Barcelona SA, Class A               748         16
  Telefonica SA                       3,357         62
  Union Fenosa SA                       426         11
                                                ------
                                                   245
                                                ------
SWEDEN (3.3%)
  Autoliv, Inc.                         291         14
  Nordea Bank AB                      5,700         57
  Sandvik AB                            533         22
  Svenska Handelsbanken AB, Class
    A                                 1,300         34
  Telefonaktiebolaget LM Ericsson
    *                                17,800         56
  Volvo AB, Class B                     600         24
                                                ------
                                                   207
                                                ------
SWITZERLAND (5.9%)
  Credit Suisse Group                 1,278         54
  Nestle SA                             215         56
  Novartis AG                         2,115        107
  Roche Holding Ltd.                    325         37
  UBS AG                                893         75
  Zurich Financial Services             249         41
                                                ------
                                                   370
                                                ------

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
UNITED KINGDOM (24.8%)
  "Shell" Transport & Trading Co.
    PLC (The)                         7,737     $   66
  Alliance UniChem PLC                2,357         34
  Anglo Irish Bank Corp. PLC          1,505         36
  AstraZeneca PLC                       774         28
  Aviva PLC                           4,841         58
  Balfour Beatty PLC                  4,767         29
  Barclays PLC                        7,181         81
  BHP Billiton PLC                    4,879         57
  BP PLC                             16,168        158
  BPB PLC                             4,066         37
  British American Tobacco PLC        1,729         30
  BT Group PLC                       10,184         40
  Burberry Group PLC                  2,642         20
  Centrica PLC                        4,818         22
  CRH PLC (e)                            18         --
  Dixons Group PLC                    6,506         19
  George Wimpey PLC                   5,828         45
  GlaxoSmithKline PLC                 4,317        101
  HBOS PLC                            4,901         80
  HMV Group PLC                       3,954         20
  HSBC Holdings PLC                   8,307        140
  Kesa Electricals PLC                4,650         25
  mmO2 PLC *                         13,169         31
  Next PLC                            1,270         40
  Northern Rock PLC                   1,099         16
  Pennon Group PLC                      189          4
  Pilkington PLC                     16,202         34
  Royal Bank of Scotland Group
    PLC (The)                           805         27
  SABMiller PLC                       2,297         38
  Tesco PLC                           8,545         53
  Vodafone Group PLC                 38,826        105
  Whitbread Group PLC                 1,974         32
  William Hill Organization Ltd.      3,448         37
                                                ------
                                                 1,543
                                                ------
Total Foreign Common Stocks (Cost
  $4,369)                                        6,122
                                                ------

------------------------------------------------------
                                    Shares      Value
------------------------------------------------------
SHORT-TERM INVESTMENTS (2.8%)
  Boston Global Investment
    Trust -- Enhanced Portfolio
    (d)                              43,366     $   43
  Brown Brothers Harriman & Co.,
    Cayman Islands Cash Sweep       128,714        129
                                                ------
Total Short-Term Investments
  (Cost $172)                                      172
                                                ------
Total Investments (Cost $4,541)
  (a) -- 100.8%                                  6,294
Liabilities in excess of other
  assets -- (0.8)%                                 (51)
                                                ------
Net Assets -- 100.0%                            $6,243
                                                ======

The investment concentrations for the International Equity Fund as a percentage of net assets, by industry, as of December 31, 2004, were as follows (unaudited):

Short-Term Investments........................    2.8%
Consumer Discretionary........................   14.3
Consumer Staples..............................    5.5
Energy........................................    8.7
Financials....................................   26.3
Health Care...................................    8.2
Industrials...................................    9.4
Information Technology........................    5.2
Materials.....................................    7.6
Telecommunication Services....................    8.5
Utilities.....................................    4.3

     See notes to schedules of portfolio investments and notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

MID-CAP EQUITY FUND

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
COMMON STOCKS (99.5%)
CONSUMER DISCRETIONARY (16.8%)
  Abercrombie & Fitch Co., Class
    A                                4,161     $   195
  American Axle & Manufacturing
    Holdings, Inc.                   4,185         128
  American Eagle Outfitters,
    Inc.                             1,877          88
  Bed Bath & Beyond, Inc. *          2,882         115
  Choice Hotels International,
    Inc.                             3,100         180
  Coach, Inc. *                      1,908         108
  Corning, Inc. *                   10,142         119
  Dollar General Corp.               5,170         107
  Hilton Hotels Corp.                3,011          68
  International Game Technology      2,411          83
  J. C. Penney Co., Inc.             1,560          65
  Knight-Ridder, Inc.                1,674         112
  Lennar Corp., Class A              3,785         215
  Limited Brands, Inc.               2,434          56
  Marvel Enterprises, Inc. *         1,461          30
  McGraw-Hill Cos., Inc. (The)       2,176         199
  PACCAR, Inc.                         855          69
  Pacific Sunwear of California,
    Inc. *                           2,700          60
  Scholastic Corp. *                 3,327         123
  Staples, Inc.                      3,489         118
  TJX Cos., Inc. (The)               4,685         118
  Univision Communications,
    Inc., Class A *                  2,394          70
  YUM! Brands, Inc.                  6,837         323
                                               -------
                                                 2,749
                                               -------
CONSUMER STAPLES (3.5%)
  7-Eleven, Inc. *                   5,653         135
  Archer Daniels Midland Co.         4,697         105
  Reynolds American, Inc.            4,176         328
                                               -------
                                                   568
                                               -------

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
ENERGY (5.9%)
  Amerada Hess Corp.                 3,370     $   278
  Ashland, Inc.                      4,156         243
  Marathon Oil Corp.                 7,215         271
  Unocal Corp.                       1,431          62
  Valero Energy Corp.                2,654         120
                                               -------
                                                   974
                                               -------
FINANCIALS (22.9%)
  American Capital Strategies
    Ltd. (c)                         3,257         109
  Annaly Mortgage Management,
    Inc. (c)                         6,670         131
  Arch Capital Group Ltd. *            787          30
  Bear Stearns Cos., Inc.              534          55
  Brandywine Realty Trust            2,421          71
  Comerica, Inc.                     1,532          93
  E*TRADE Financial Corp. *          6,426          96
  General Growth Properties,
    Inc.                             4,735         171
  H & R Block, Inc.                  2,821         138
  Hospitality Properties Trust       2,841         131
  Huntington Bancshares, Inc.        3,969          98
  IndyMac Bancorp, Inc.              4,598         158
  Jefferies Group, Inc.              2,660         107
  Legg Mason, Inc.                     929          68
  Lexington Corp. Properties
    Trust                            4,913         111
  Lincoln National Corp.             4,670         218
  MBIA, Inc.                         1,057          67
  MGIC Investment Corp.              1,623         112
  National City Corp.                2,334          88
  New York Community Bancorp         3,941          81
  North Fork Bancorporation,
    Inc.                             2,217          64
  PartnerRe Ltd.                     2,660         165
  PMI Group, Inc. (The)              3,105         130
  Principal Financial Group,
    Inc.                             3,312         136
  Radian Group, Inc.                 1,565          83
  Regions Financial Corp.            2,732          97

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
FINANCIALS--CONTINUED
  Senior Housing Properties
    Trust                            3,953     $    75
  SL Green Realty Corp.              2,261         137
  Sovereign BanCorp, Inc.            5,651         127
  St. Paul Travelers Cos., Inc.
    (The)                            4,005         148
  Student Loan Corp. (The)           1,568         289
  Westcorp                           3,675         169
                                               -------
                                                 3,753
                                               -------
HEALTH CARE (11.6%)
  Biomet, Inc.                       2,050          89
  CIGNA Corp.                        2,388         195
  Coventry Health Care, Inc. *       2,705         144
  Genzyme Corp. *                    1,730         100
  Hospira, Inc. *                    1,971          66
  Humana, Inc. *                     5,383         160
  ImClone Systems, Inc. *            1,624          75
  Laboratory Corp. of America
    Holdings *                       2,579         128
  Medco Health Solutions, Inc. *     2,674         111
  Monsanto Co.                       5,975         332
  Onyx Pharmaceuticals, Inc. *       1,054          34
  PacifiCare Health Systems,
    Inc. *                           2,056         116
  Sepracor, Inc. *                   2,334         139
  Thermo Electron Corp. *            1,578          48
  WellPoint, Inc. *                  1,434         165
                                               -------
                                                 1,902
                                               -------
INDUSTRIALS (15.2%)
  Arrow Electronics, Inc. *          5,588         136
  Avnet, Inc. *                      5,249          96
  Black & Decker Corp. (The)         1,379         122
  Deluxe Corp.                       2,773         104
  Eaton Corp.                        2,634         191
  M. D. C. Holdings, Inc.            1,936         167
  National Semiconductor Corp.       6,927         124
  NVR, Inc. *                          233         179

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
INDUSTRIALS--CONTINUED
  Old Dominion Freight Line,
    Inc. *                           1,316     $    46
  Pitney Bowes, Inc.                 5,781         268
  Rockwell Collins, Inc.             7,230         284
  Ryder System, Inc.                 3,412         163
  Ryland Group, Inc. (The)           3,788         218
  Southwest Airlines Co.             7,013         114
  Textron, Inc.                      3,184         235
  Universal Technical Institute,
    Inc. *                           1,115          43
                                               -------
                                                 2,490
                                               -------
INFORMATION TECHNOLOGY (13.1%)
  Adobe Systems, Inc.                2,133         134
  Advanced Micro Devices, Inc. *     2,737          60
  Alliance Data Systems Corp. *        735          35
  Apple Computer, Inc. *             2,806         181
  Autodesk, Inc.                     3,370         128
  Avaya, Inc. *                      8,425         145
  BMC Software, Inc. *               2,966          55
  Check Point Software
    Technologies Ltd. *              1,967          48
  Citrix Systems, Inc. *             3,189          78
  Computer Associates
    International, Inc.              1,737          54
  Cree, Inc. *                       1,202          48
  Electronic Arts, Inc. *            2,743         169
  Iron Mountain, Inc. *              1,447          44
  Juniper Networks, Inc. *           4,107         112
  LSI Logic Corp. *                  7,353          40
  McAfee, Inc. *                     3,616         105
  MEMC Electronic Materials,
    Inc. *                           4,272          57
  Molex, Inc.                        2,971          89
  Novellus Systems, Inc. *           3,892         109
  SunGard Data Systems, Inc. *       1,951          55
  Symantec Corp. *                   1,755          45
  Thomas & Betts Corp. *             1,020          31

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

MID-CAP EQUITY FUND -- CONCLUDED

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
INFORMATION TECHNOLOGY--CONTINUED
  VERITAS Software Corp. *           3,892     $   111
  Xerox Corp. *                     12,126         207
                                               -------
                                                 2,140
                                               -------
MATERIALS (3.4%)
  Arch Coal, Inc.                    1,561          55
  Ball Corp.                         7,194         317
  Freeport-McMoRan Copper &
    Gold, Inc., Class B              1,492          57
  Lubrizol Corp. (The)               3,628         134
                                               -------
                                                   563
                                               -------
TELECOMMUNICATION SERVICES (0.8%)
  Citizens Communications Co.        6,477          89
  Western Wireless Corp., Class
    A *                              1,185          35
                                               -------
                                                   124
                                               -------
UTILITIES (6.3%)
  Equitable Resources, Inc.          5,133         311
  Northeast Utilities               11,766         222
  PG&E Corp. *                       2,768          92
  UGI Corp.                          7,425         304
  Xcel Energy, Inc.                  5,736         104
                                               -------
                                                 1,033
                                               -------
Total Common Stocks (Cost
  $12,820)                                      16,296
                                               -------

------------------------------------------------------
                                   Shares       Value
------------------------------------------------------
SHORT-TERM INVESTMENTS (1.4%)
  Boston Global Investment
    Trust -- Enhanced Portfolio
    (d)                            232,350     $   232
                                               -------
Total Short-Term Investments
  (Cost $232)                                      232
                                               -------
MONEY MARKET FUNDS (0.6%)
  Federated Prime Value
    Obligations Fund, Class I       93,088          93
                                               -------
Total Money Market Funds (Cost
  $93)                                              93
                                               -------
Total Investments (Cost $13,145)
  (a) -- 101.5%                                 16,621
Liabilities in excess of other
  assets -- (1.5)%                                (239)
                                               -------
Net Assets -- 100.0%                           $16,382
                                               =======

     See notes to schedules of portfolio investments and notes to financial statements.
 27

SMALL CAP VALUE EQUITY FUND

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
COMMON STOCKS (94.8%)
CONSUMER DISCRETIONARY (20.3%)
  ArvinMeritor, Inc. (c)             8,900    $   199
  Bassett Furniture
    Industries, Inc.                 6,400        126
  Benetton Group SpA ADR             7,500        201
  Books-A-Million, Inc.             12,500        120
  CBRL Group, Inc.                  12,700        531
  Fairmont Hotels & Resorts,
    Inc.                            12,200        422
  Grupo Elektra, SA de CV ADR        8,000        298
  Intrawest Corp.                   14,900        343
  K-Swiss, Inc., Class A            13,500        393
  Lan Airlines SA ADR                9,400        303
  Lithia Motors, Inc.               12,300        330
  Makita Corp. ADR                  17,852        317
  Marine Products Corp.              1,814         47
  Movado Group, Inc.                19,700        367
  Natuzzi SpA ADR                    8,400         91
  Nautilus Group, Inc. (The)
    (c)                             11,500        278
  Pep Boys-Manny, Moe & Jack
    (The)                            3,800         65
  Ritchie Bros. Auctioneers,
    Inc.                             4,000        132
  Sturm, Ruger & Co., Inc.           5,500         50
  United Auto Group, Inc.           10,600        314
  Winnebago Industries, Inc.         8,800        344
                                              -------
                                                5,271
                                              -------
CONSUMER STAPLES (3.5%)
  Adolph Coors Co., Class B          3,000        227
  Church & Dwight Co., Inc.         11,250        378
  J.M. Smucker Co. (The)             6,375        300
                                              -------
                                                  905
                                              -------
ENERGY (2.7%)
  Arch Coal, Inc.                    7,000        249
  Peabody Energy Corp.               5,600        454
                                              -------
                                                  703
                                              -------

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
FINANCIALS (14.6%)
  American Financial Group,
    Inc.                             6,600    $   207
  BankAtlantic Bancorp, Inc.        12,900        257
  Banner Corp.                       3,500        109
  City National Corp.                3,400        240
  Cohen & Steers, Inc.              11,400        185
  Colonial BancGroup, Inc.
    (The)                           11,100        236
  Glacier Bancorp, Inc.              5,738        195
  HCC Insurance Holdings,
    Inc.                             9,200        305
  Horizon Financial Corp.            7,256        149
  Hub International Ltd.            19,400        357
  International Bancshares
    Corp.                            3,000        118
  Jefferies Group, Inc.              5,600        226
  PXRE Group Ltd.                    5,300        134
  Scottish Annuity & Life (c)        5,400        140
  Seacoast Banking Corp. of
    Florida                          6,710        149
  StanCorp Financial Group,
    Inc.                             5,400        445
  Washington Federal, Inc. (c)       5,787        154
  West Coast Bancorp                 7,076        180
                                              -------
                                                3,786
                                              -------
HEALTH CARE (7.8%)
  Cambrex Corp.                     13,100        355
  Cooper Cos., Inc. (The)           10,000        706
  Invacare Corp.                     5,100        236
  Mentor Corp.                      13,100        442
  Perrigo Co. (c)                   16,100        278
                                              -------
                                                2,017
                                              -------
INDUSTRIALS (27.0%)
  ABM Industries, Inc.              11,000        217
  ADESA, Inc.                        9,246        196
  Airgas, Inc.                      18,600        493
  Apogee Enterprises, Inc.          12,300        165
  Baldor Electric Co.                9,900        273
  BorgWarner Transmission
    Systems, Inc.                    7,600        412

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

SMALL CAP VALUE EQUITY FUND -- CONCLUDED

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
INDUSTRIALS--CONTINUED
  Briggs & Stratton Corp.            7,800    $   324
  Brink's Co. (The)                 18,000        711
  CHC Helicopter Corp.              12,300        524
  Chemed Corp.                       4,200        282
  CP Ships Ltd.                     27,300        392
  Cummins, Inc.                      5,600        468
  ElkCorp                            3,997        137
  Embraer-Empresa Brasileira
    de Aeronautica SA ADR            7,613        255
  Engineered Support Systems,
    Inc.                             3,500        207
  Harsco Corp.                       5,300        295
  Lennox International, Inc.        11,314        230
  LSI Industries, Inc.              16,262        186
  Oshkosh Truck Corp.                4,300        294
  Quixote Corp.                     12,500        254
  Snap-on, Inc.                      8,700        299
  Tecumseh Products Co., Class
    A                                2,500        120
  Valmont Industries, Inc.          11,000        276
                                              -------
                                                7,010
                                              -------
INFORMATION TECHNOLOGY (12.2%)
  Factset Research Systems,
    Inc.                             8,400        491
  Fair Isaac Corp.                  15,300        561
  Harris Corp.                      11,377        704
  Helix Technology Corp.             9,100        158
  Keithley Instruments, Inc.         7,700        152
  Lowrance Electronics, Inc.         6,100        192
  Nam Tai Electronics, Inc.         12,800        246
  Reynolds & Reynolds Co.
    (The), Class A                  25,100        666
                                              -------
                                                3,170
                                              -------
MATERIALS (5.5%)
  Agnico-Eagle Mines Ltd.           14,700        202
  Companhia Siderurgica
    Nacional ADR                     7,600        145

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
MATERIALS--CONTINUED
  Sappi Ltd. ADR                    13,200    $   191
  Sociedad Quimica y Minera de
    Chile SA ADR                     2,200        136
  Tenaris SA ADR                     2,952        144
  United States Steel Corp.          4,400        226
  Valspar Corp. (The)                7,500        375
                                              -------
                                                1,419
                                              -------
UTILITIES (1.2%)
  Companhia de Saneamento
    Basico ADR                      20,200        302
                                              -------
  Total Common Stocks (Cost
    $17,112)                                   24,583
                                              -------
SHORT-TERM INVESTMENTS (3.0%)
  Boston Global Investment
    Trust -- Enhanced
    Portfolio (d)                  791,000        791
                                              -------
  Total Short-Term Investments
    (Cost $791)                                   791
                                              -------
MONEY MARKET FUNDS (5.3%)
  Federated Government
    Obligations, Class I           257,150        257
  Federated Prime Value
    Obligations Fund, Class I    1,131,192      1,131
                                              -------
  Total Money Market Funds
    (Cost $1,388)                               1,388
                                              -------
  Total Investments (Cost
    $19,291) (a) -- 103.1%                     26,762
  Liabilities in excess of
    other assets -- (3.1)%                       (802)
                                              -------
  Net Assets -- 100.0%                        $25,960
                                              =======

     See notes to schedules of portfolio investments and notes to financial statements.
 29

VALUE INCOME STOCK FUND

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
COMMON STOCKS (96.9%)
CONSUMER DISCRETIONARY (12.4%)
  Dollar General Corp.              24,250    $   504
  Dow Jones & Co., Inc.             16,300        702
  Gannett Co., Inc.                  9,650        788
  Lear Corp.                         8,750        534
  Masco Corp.                        6,300        230
  Mattel, Inc.                      26,500        516
  May Department Stores Co.
    (The)                           24,650        725
  McGraw-Hill Cos., Inc. (The)       2,600        238
  Newell Rubbermaid, Inc.           24,142        584
  Pier 1 Imports, Inc.              19,500        384
  Viacom, Inc., Class B             17,400        633
                                              -------
                                                5,838
                                              -------
CONSUMER STAPLES (10.3%)
  Anheuser-Busch Cos., Inc.          8,900        451
  Clorox Co. (The)                   4,106        242
  Colgate-Palmolive Co.             15,100        773
  General Mills, Inc.               10,750        534
  H.J. Heinz Co.                    13,300        519
  Kimberly-Clark Corp.              10,800        711
  Kraft Foods, Inc., Class A         9,950        354
  PepsiCo, Inc.                     15,400        804
  Wal-Mart Stores, Inc.              8,450        446
                                              -------
                                                4,834
                                              -------
ENERGY (6.3%)
  BP PLC ADR                         7,850        458
  Exxon Mobil Corp.                 18,650        957
  Kerr-McGee Corp.                   8,150        471
  Marathon Oil Corp.                13,850        521
  Unocal Corp.                      12,750        551
                                              -------
                                                2,958
                                              -------
FINANCIALS (25.8%)
  A.G. Edwards, Inc.                12,300        531
  Alliance Capital Management
    Holding LP                       8,753        368

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
FINANCIALS--CONTINUED
  Allstate Corp. (The)               9,350    $   484
  American Express Co.               6,600        372
  AmSouth Bancorporation            13,496        350
  Astoria Financial Corp.            6,100        244
  Bank of America Corp.             17,800        836
  Bank of New York Co., Inc.
    (The)                           16,450        550
  Citigroup, Inc.                   20,750        999
  Comerica, Inc.                    11,870        724
  Commerce Bancshares, Inc.          5,195        261
  FirstMerit Corp.                   8,944        255
  Goldman Sachs Group, Inc.
    (The)                            5,000        520
  Huntington Bancshares, Inc.       14,950        370
  Lehman Brothers Holdings,
    Inc.                             9,550        835
  MBIA, Inc.                         7,900        500
  Mellon Financial Corp.            23,650        736
  Merrill Lynch & Co., Inc.         12,600        753
  Provident Financial
    Services, Inc.                  13,000        252
  Regions Financial Corp.            6,631        236
  Safeco Corp.                       9,790        511
  South Financial Group, Inc.
    (The)                            8,101        264
  UnionBanCal Corp.                  7,055        455
  Wachovia Corp.                    14,950        786
                                              -------
                                               12,192
                                              -------
HEALTH CARE (4.5%)
  Abbott Laboratories               16,550        772
  Health Management
    Associates, Inc., Class A       15,550        353
  Johnson & Johnson                  7,550        479
  Wyeth                             11,950        509
                                              -------
                                                2,113
                                              -------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC VARIABLE TRUST December 31, 2004 (Amounts in thousands, except shares)

VALUE INCOME STOCK FUND -- CONCLUDED

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
INDUSTRIALS (15.7%)
  3M Co.                            12,250    $ 1,006
  Cintas Corp.                       9,500        417
  Dover Corp.                       12,800        537
  Emerson Electric Co.              10,850        761
  General Electric Co.              28,000      1,021
  Honeywell International,
    Inc.                            25,800        914
  Lockheed Martin Corp.             11,800        655
  Pall Corp.                        13,734        398
  Parker Hannifin Corp.              4,700        356
  Pitney Bowes, Inc.                 7,283        337
  Rockwell Automation, Inc.         10,491        520
  Teleflex, Inc.                     8,050        418
                                              -------
                                                7,340
                                              -------
INFORMATION TECHNOLOGY (5.8%)
  Automatic Data Processing,
    Inc.                             7,900        350
  Diebold, Inc.                     10,300        575
  Harris Corp.                       3,950        244
  Hewlett-Packard Co.               17,900        375
  Intersil Corp., Class A           22,900        383
  Microsoft Corp.                   11,200        299
  Nokia Corp. ADR                   31,250        490
                                              -------
                                                2,716
                                              -------
MATERIALS (6.2%)
  Air Products and Chemicals,
    Inc.                             7,950        461
  Alcoa, Inc.                       13,500        424
  E.I. du Pont de Nemours &
    Co.                             15,900        779
  International Paper Co.           18,400        773
  Rohm & Haas Co.                   11,000        487
                                              -------
                                                2,924
                                              -------

-----------------------------------------------------
                                  Shares       Value
-----------------------------------------------------
TELECOMMUNICATION SERVICES (4.6%)
  ALLTEL Corp.                       5,900    $   347
  SBC Communications, Inc.          27,300        703
  Sprint Corp.                      18,300        455
  Verizon Communications,
    Inc.                            16,690        676
                                              -------
                                                2,181
                                              -------
UTILITIES (5.3%)
  Dominion Resources, Inc.           5,450        370
  FPL Group, Inc.                    4,700        351
  NiSource, Inc.                    15,600        355
  Pepco Holdings, Inc.              16,002        341
  Public Service Enterprise
    Group, Inc.                      7,036        364
  Southern Co.                      10,500        352
  Xcel Energy, Inc.                 18,825        343
                                              -------
                                                2,476
                                              -------
Total Common Stocks (Cost
  $38,568)                                     45,572
                                              -------
MONEY MARKET FUNDS (3.8%)
  Federated Prime Value
    Obligations Fund, Class I    1,777,675      1,778
                                              -------
Total Money Market Funds (Cost
  $1,778)                                       1,778
                                              -------
Total Investments (Cost
  $40,346) (a) -- 100.7%                       47,350
Liabilities in excess of other
  assets -- (0.7)%                               (337)
                                              -------
Net Assets -- 100.0%                          $47,013
                                              =======

     See notes to schedules of portfolio investments and notes to financial statements.
 31

INVESTMENT GRADE BOND FUND

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
CORPORATE BONDS (25.3%)
AUTO MANUFACTURERS (2.0%)
  American Honda Finance, 3.850%,
    11/06/08 (b)                     $   45      $    45
  DaimlerChrysler AG, 8.500%,
    01/18/31                             25           31
  Ford Motor Co., 7.450%, 07/16/31      185          186
  General Motors Corp., 8.375%,
    07/15/33                             75           78
                                                 -------
                                                     340
                                                 -------
BANKS (1.3%)
  Bank of America Corp., 7.400%,
    01/15/11                            100          116
  Bank One Corp., 7.625%, 08/01/05       40           41
  Wachovia Corp., 7.550%, 08/18/05       55           57
  Wells Fargo & Co., 4.800%,
    07/29/05                             15           15
                                                 -------
                                                     229
                                                 -------
BEVERAGES (0.3%)
  Miller Brewing Co., 4.250%,
    08/15/08 (b)                         45           45
                                                 -------
BUILDING MATERIALS (0.3%)
  American Standard, Inc., 7.625%,
    02/15/10                             45           51
                                                 -------
COMMERCIAL SERVICES (0.3%)
  Donnelley (R.R.) & Sons Co.,
    3.750%, 04/01/09                     55           54
                                                 -------
COMPUTERS (0.1%)
  NCR Corp., 7.125%, 06/15/09            20           22
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES (5.2%)
  Capital One Bank, 6.500%,
    06/13/13                         $   65      $    71
  CIT Group, Inc., 5.750%,
    09/25/07                             25           26
  CIT Group, Inc., 5.500%,
    11/30/07                             25           26
  CIT Group, Inc., 5.125%,
    09/30/14                             25           25
  Citigroup, Inc., 5.125%,
    05/05/14                             40           41
  Citigroup, Inc., 5.875%,
    02/22/33                             55           56
  Fund American Cos., Inc.,
    5.875%, 05/15/13                     60           61
  Goldman Sachs Group, Inc.,
    3.875%, 01/15/09                     40           40
  Goldman Sachs Group, Inc.,
    4.750%, 07/15/13                     35           35
  HSBC Holdings PLC, 7.625%,
    05/17/32 (b)                         45           56
  International Lease Finance
    Corp., 4.750%, 07/01/09              90           92
  J.P. Morgan Chase & Co., 6.625%,
    03/15/12                            130          145
  John Deere Capital Corp.,
    3.900%, 01/15/08                     25           25
  MBNA Corp., 7.500%, 03/15/12           30           35
  Merrill Lynch & Co., Inc.,
    3.700%, 04/21/08                     20           20
  Merrill Lynch & Co., Inc.,
    5.000%, 01/15/15                     55           55
  Morgan Stanley, 5.300%, 03/01/13       95           98
                                                 -------
                                                     907
                                                 -------
ELECTRIC (2.2%)
  CalEnergy Co., Inc., 7.520%,
    09/15/08                             30           33
  Carolina Power & Light, 6.500%,
    07/15/12                             20           22

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  December 31, 2004  (Amounts in thousands, except shares)

INVESTMENT GRADE BOND FUND -- CONTINUED

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
ELECTRIC--CONTINUED
  Cincinnati Gas & Electric Co.,
    5.700%, 09/15/12                 $   20      $    21
  Dominion Resources, Inc., Ser B,
    7.625%, 07/15/05                     30           31
  Dominion Resources, Inc., Ser E,
    6.750%, 12/15/32                     30           33
  Entergy Gulf States, Inc.,
    4.875%, 11/01/11, Callable
    11/01/06 @ 100.00                    40           40
  Florida Power & Light, Co.,
    6.875%, 12/01/05                     10           10
  Oncor Electric Delivery, 7.000%,
    05/01/32                             25           29
  Pacific Gas & Electric Co.,
    6.050%, 03/01/34                     85           88
  Westar Energy, Inc., 7.875%,
    05/01/07                             55           60
                                                 -------
                                                     367
                                                 -------
FOREST PRODUCTS & PAPER (0.6%)
  International Paper Co., 5.500%,
    01/15/14                             40           41
  Weyerhaeuser Co., 6.750%,
    03/15/12                             30           34
  Weyerhaeuser Co., 7.375%,
    03/15/32                             20           24
                                                 -------
                                                      99
                                                 -------
GAS (0.2%)
  Sempra Energy, 4.750%, 05/15/09        30           31
                                                 -------
HEALTHCARE -- SERVICES (0.2%)
  WellPoint Health Networks, Inc.,
    6.375%, 06/15/06                     30           31
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
HOME BUILDERS (0.4%)
  Lennar Corp., 5.950%, 03/01/13     $   25      $    26
  Pulte Homes, Inc., 4.875%,
    07/15/09                             40           41
                                                 -------
                                                      67
                                                 -------
HOUSEHOLD PRODUCTS/WARES (0.3%)
  Dial Corp., 7.000%, 08/15/06           50           53
                                                 -------
INSURANCE (1.1%)
  Berkshire Hathaway Financial,
    Inc., 3.375%, 10/15/08               90           89
  MetLife, Inc., 5.250%, 12/01/06        30           31
  Prudential Financial, Inc.,
    3.750%, 05/01/08                     25           25
  Prudential Financial, Inc.,
    5.100%, 09/20/14                     40           40
                                                 -------
                                                     185
                                                 -------
INVESTMENT COMPANIES (0.3%)
  Credit Suisse First Boston USA,
    Inc., 6.500%, 01/15/12               45           50
                                                 -------
LEISURE TIME (0.4%)
  GTECH Holdings Corp., 4.750%,
    10/15/10                             30           30
  Harley Davidson Funding, 3.625%,
    12/15/08 (b)                         30           30
                                                 -------
                                                      60
                                                 -------
LODGING (0.1%)
  Marriott International, Inc.,
    Ser C, 7.875%, 09/15/09              10           11
                                                 -------
MEDIA (2.2%)
  British Sky Broadcasting Group
    PLC, 6.875%, 02/23/09                55           61
  Comcast Corp., 7.125%, 06/15/13        90          105
  Cox Communications, Inc.,
    4.625%, 06/01/13                     50           48
  News America Holdings, Inc.,
    9.250%, 02/01/13                     45           58

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
MEDIA--CONTINUED
  Time Warner, Inc., 6.750%,
    04/15/11                         $   30      $    34
  Time Warner, Inc., 7.625%,
    04/15/31                             40           48
  Univision Communications, Inc.,
    7.850%, 07/15/11                     30           35
                                                 -------
                                                     389
                                                 -------
MINING (1.1%)
  Barrick Gold Finance, Inc.,
    7.500%, 05/01/07                     20           22
  Codelco, Inc., 5.500%,
    10/15/13 (b)                         60           62
  Inco Ltd., 7.750%, 05/15/12            85          101
                                                 -------
                                                     185
                                                 -------
MISCELLANEOUS MANUFACTURER (1.3%)
  General Electric Co., 5.000%,
    02/01/13                            210          215
                                                 -------
OIL & GAS (1.7%)
  BP Capital Markets PLC, 4.000%,
    04/29/05                             55           55
  ConocoPhillips, 6.375%, 03/30/09       20           22
  ConocoPhillips, 8.750%, 05/25/10       35           43
  Devon Financing Corp., 7.875%,
    09/30/31                             30           38
  Enterprise Products Operating
    LP, Ser B, 6.875%, 03/01/33          40           43
  Motiva Enterprises LLC, 5.200%,
    09/15/12 (b)                         25           26
  PennzEnergy Co., 10.250%,
    11/01/05                              5            5
  XTO Energy, Inc., 6.250%,
    04/15/13                             55           59
                                                 -------
                                                     291
                                                 -------

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
PACKAGING & CONTAINERS (0.2%)
  Packaging Corp. of America,
    5.750%, 08/01/13                 $   30      $    31
                                                 -------
PIPELINES (0.9%)
  Centerpoint Energy Resources,
    7.875%, 04/01/13                     65           77
  K N Capital Trust III, 7.630%,
    04/15/28                             50           56
  Kinder Morgan, Inc., 7.250%,
    03/01/28                             20           23
                                                 -------
                                                     156
                                                 -------
REITS (0.1%)
  Simon Property Group LP, 6.375%,
    11/15/07                             20           21
                                                 -------
SAVINGS & LOANS (0.3%)
  Golden West Financial Corp.,
    4.125%, 08/15/07                     45           46
                                                 -------
TELECOMMUNICATIONS (1.8%)
  Deutsche Telekom International
    Finance, 9.250%, 06/01/32 (b)        30           43
  SBC Communications, Inc.,
    5.625%, 06/15/16                      5            5
  SBC Communications, Inc.,
    6.450%, 06/15/34                     50           54
  Sprint Capital Corp., 8.750%,
    03/15/32                             85          113
  Telus Corp., 8.000%, 06/01/11          40           47
  Verizon Global Funding Corp.,
    7.750%, 12/01/30                     35           44
                                                 -------
                                                     306
                                                 -------
TRANSPORTATION (0.4%)
  FedEx Corp., 3.500%, 04/01/09          75           73
                                                 -------
  Total Corporate Bonds (Cost
    $4,202)                                        4,315
                                                 -------

SCHEDULE OF PORTFOLIO INVESTMENTS
STI CLASSIC FUNDS  December 31, 2004  (Amounts in thousands, except shares)

INVESTMENT GRADE BOND FUND -- CONCLUDED

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
FOREIGN GOVERNMENT BONDS (1.2%)
MEXICO (1.2%)
  United Mexican States, 8.300%,
    08/15/31                         $  175      $   205
                                                 -------
  Total Foreign Government Bonds
    (Cost $192)                                      205
                                                 -------
U.S. GOVERNMENT AGENCIES (1.8%)
GINNIE MAE (1.8%)
  8.500%, 04/15/31                       77           84
  8.000%, 08/15/31                      103          112
  8.000%, 09/15/31                      103          112
                                                 -------
  Total U.S. Government Agencies
    (Cost $297)                                      308
                                                 -------
U.S. TREASURY OBLIGATIONS (67.6%)
U.S. TREASURY BONDS (8.4%)
  5.375%, 02/15/31                    1,330        1,438
                                                 -------
U.S. TREASURY INFLATION PROTECTED BONDS (10.1%)
  1.875%, 07/15/13                    1,100        1,176
  3.875%, 04/15/29                      340          542
                                                 -------
                                                   1,718
                                                 -------
U.S. TREASURY NOTES (49.1%)
  1.625%, 01/31/05                      265          265
  1.500%, 02/28/05                      585          585
  1.625%, 04/30/05                    1,175        1,172
  3.500%, 11/15/06                    1,630        1,644
  2.875%, 11/30/06                      810          807

--------------------------------------------------------
                                    Principal
                                     Amount       Value
--------------------------------------------------------
U.S. TREASURY NOTES--CONTINUED
  3.125%, 05/15/07                   $1,955      $ 1,954
  3.125%, 04/15/09                      190          187
  6.000%, 08/15/09                      350          386
  3.500%, 11/15/09                      240          239
  3.875%, 02/15/13                    1,105        1,090
  4.250%, 11/15/14                       30           30
                                                 -------
                                                   8,359
                                                 -------
  Total U.S. Treasury Obligations
    (Cost $11,407)                                11,515
                                                 -------
REPURCHASE AGREEMENTS (3.6%)
  Merrill Lynch, 2.155%, dated
    12/31/04, to be repurchased on
    01/03/05, repurchase price
    $611,147 (collateralized by
    U.S. Government obligations,
    5.000% due 08/01/33; total
    market value $623,370)              611          611
                                                 -------
  Total Repurchase Agreements
    (Cost $611)                                      611
                                                 -------
  Total Investments (Cost $16,709)
    (a) -- 99.5%                                  16,954
  Other assets in excess of
    liabilities -- 0.5%                               93
                                                 -------
  Net Assets -- 100.0%                           $17,047
                                                 =======

     See notes to schedules of portfolio investments and notes to financial statements.
 35

                           STI CLASSIC VARIABLE TRUST
                  NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

*     Non-income producing security.

(a)   See notes to financial statements for
      unrealized appreciation/(depreciation) of securities on a tax basis.

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The Fund's advisor has deemed this security to be liquid based upon procedures approved by the Board of Trustees.

(c) This security or a partial position of the security was on loan at December 31,2004. The total value of securities on loan at December
      31,2004 in thousands was $41, $227, and $770
      for International Equity, Mid-Cap Equity and
      Small Cap Value Equity, respectively.

(d)   This security was purchased with cash
      collateral held from securities lending.

(e)   Market value is less than five hundred dollars.

The following abbreviations are used in these Schedules of Portfolio Investments:

ADR   -- American Depository Receipt

REIT  -- Real Estate Investment Trust

Ser   -- Series

STATEMENTS OF ASSETS AND LIABILITIES (000)
STI CLASSIC VARIABLE TRUST  December 31, 2004

                                                                                              Small Cap     Value      Investment
                                      Capital         Growth                       Mid-Cap      Value       Income       Grade
                                    Appreciation    and Income    International    Equity      Equity       Stock         Bond
                                        Fund           Fund        Equity Fund      Fund        Fund         Fund         Fund
                                    ------------    ----------    -------------    -------    ---------    --------    ----------
Assets:
 Investments, at Value (Cost
   $47,427, $9,523, $4,541,
   $13,145, $19,291, $40,346, and
   $16,709, respectively).........    $54,911        $11,460         $ 6,294      $16,621      $26,762     $ 47,350     $16,954
 Accrued Income...................         59             19               7           26           35           59         172
 Receivable for Investment
   Securities Sold................         --            105              --           --           --           --          --
 Receivable from Advisor..........         --             --              28           --           --           --          --
 Reclaims Receivable..............         --             --               5           --           --           --          --
                                      -------        -------         -------      -------      -------     --------     -------
 Total Assets.....................     54,970         11,584           6,334       16,647       26,797       47,409      17,126
                                      -------        -------         -------      -------      -------     --------     -------
Liabilities:
 Payable for Foreign Currency
   Overdraft (Cost $3)............         --             --               1           --           --           --          --
 Income Distributions Payable.....         --             --              --           --           --           --          52
 Payable for Investment Securities
   Purchased......................         --            119               5           --           --          312           1
 Payable for Foreign Currency
   Contracts......................         --             --               1           --           --           --          --
 Payable Upon Return of Securities
   Loaned.........................         --             --              43          232          791           --          --
 Investment Advisory Fees
   Payable........................         41              5              --            9           13           27           1
 Administration Fees Payable......          1             --              --           --            1            1          --
 Custodian Fees Payable...........          3              3              30            4            3            4           4
 Accrued Expenses.................         63             13              11           20           29           52          21
                                      -------        -------         -------      -------      -------     --------     -------
 Total Liabilities................        108            140              91          265          837          396          79
                                      -------        -------         -------      -------      -------     --------     -------
 Total Net Assets.................    $54,862        $11,444         $ 6,243      $16,382      $25,960     $ 47,013     $17,047
                                      =======        =======         =======      =======      =======     ========     =======
Net Assets:
 Capital..........................    $47,452        $ 9,780         $ 7,368      $15,414      $15,471     $ 51,819     $17,090
 Accumulated Undistributed Net
   Investment Income (Loss).......          6              1              53            6           13           --          23
 Accumulated Net Realized Gains
   (Losses) on Investment
   Transactions and Foreign
   Currency Transactions..........        (80)          (274)         (2,932)      (2,514)       3,005      (11,810)       (311)
 Net Unrealized Appreciation
   (Depreciation) on Investments
   and Foreign Currency
   Transactions...................      7,484          1,937           1,754        3,476        7,471        7,004         245
                                      -------        -------         -------      -------      -------     --------     -------
 Total Net Assets:................    $54,862        $11,444         $ 6,243      $16,382      $25,960     $ 47,013     $17,047
                                      =======        =======         =======      =======      =======     ========     =======
 Shares Outstanding:..............      3,342          1,000             564        1,380        1,416        3,284       1,649
 Net Asset Value and Redemption
   Price Per Share: Trust
   Shares.........................    $ 16.42        $ 11.45         $ 11.06       $11.87      $ 18.33     $  14.32     $ 10.34

Amounts designated as "--" are $0 or have been rounded to $0.

                       See notes to financial statements.

STATEMENTS OF OPERATIONS (000)
STI CLASSIC VARIABLE TRUST  For the Year Ended December 31, 2004

                                                                                                Small Cap    Value     Investment
                                        Capital         Growth                       Mid-Cap      Value      Income      Grade
                                      Appreciation    and Income    International    Equity      Equity      Stock        Bond
                                          Fund           Fund        Equity Fund      Fund        Fund        Fund        Fund
                                      ------------    ----------    -------------    -------    ---------    ------    ----------
Investment Income:
 Dividend Income....................    $   753         $  215         $  171        $  295      $  332      1,063        $  3
 Interest Income....................         --             --              2            --          --         --         778
 Income from Securities Lending.....          2             --              1             2           5          1           4
 Less: Foreign Taxes Withheld.......         --             --            (23)           --          --         --          --
                                        -------         ------         ------        ------      ------      -----        ----
 Total Investment Income............        755            215            151           297         337      1,064         785
                                        -------         ------         ------        ------      ------      -----        ----
Expenses:
 Investment Advisory Fees...........        647             95             80           183         253        358         136
 Administration Fees................         42             37             43            37          38         41          37
 Custodian Fees.....................         17              7             88            10           9         14          10
 Professional Fees..................         54             11              6            16          25         46          17
 Insurance Fees.....................          1             --             --            --          --          1          --
 Transfer Agent Fees................         24              5              3             8          10         20           8
 Printing Fees......................         11              3              2             4           5          9           4
 Trustee Fees.......................          4              1             --             1           1          3           1
 Other Expenses.....................          7              2             28             5           5          5           5
                                        -------         ------         ------        ------      ------      -----        ----
 Total Expenses.....................        807            161            250           264         346        497         218
 Less: Investment Advisory Fees
   Waived or Fees Reimbursed........       (159)           (37)          (148)          (80)        (82)       (71)        (81)
 Expense Offset -- Insurance
   Premiums.........................         (1)            --             --            --          --         (1)         --
                                        -------         ------         ------        ------      ------      -----        ----
 Net Expenses.......................        647            124            102           184         264        425         137
                                        -------         ------         ------        ------      ------      -----        ----
 Net Investment Income (Loss).......        108             91             49           113          73        639         648
                                        -------         ------         ------        ------      ------      -----        ----
Net Realized and Unrealized Gain
 (Loss) on Investments and Foreign
 Currency Transactions:
 Net Realized Gain (Loss) on
   Investments Sold and Foreign
   Currency Transactions............      6,819            606            776         1,584       3,468      5,423         236
 Net Change in Unrealized
   Appreciation (Depreciation) on
   Investments and Foreign Currency
   Transactions.....................     (3,419)           705            287           733       1,457        279        (156)
                                        -------         ------         ------        ------      ------      -----        ----
 Total Net Realized and Unrealized
   Gain (Loss) on Investments and
   Foreign Currency.................      3,400          1,311          1,063         2,317       4,925      5,702          80
                                        -------         ------         ------        ------      ------      -----        ----
Net Increase in Net Assets from
 Operations.........................    $ 3,508         $1,402         $1,112        $2,430      $4,998      6,341        $728
                                        =======         ======         ======        ======      ======      =====        ====

Amounts designated as "--" are $0 or have been rounded to $0.

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (000)
STI CLASSIC VARIABLE TRUST  For the Years Ended December 31,

                                                              Capital Appreciation       Growth and          International
                                                                      Fund               Income Fund          Equity Fund
                                                              --------------------    -----------------    ------------------
                                                                2004        2003       2004       2003      2004       2003
                                                              --------    --------    -------    ------    -------    -------
Operations:
 Net Investment Income (Loss)...............................  $    108    $   (114)   $    91    $   55    $    49    $    57
 Net Realized Gain (Loss) on Investments Sold and Foreign
   Currency Transactions....................................     6,819       1,824        606      (122)       776       (184)
 Net Change in Unrealized Appreciation (Depreciation) on
   Investments and Foreign Currency Transactions............    (3,419)      7,612        705     1,681        287      2,057
                                                              --------    --------    -------    ------    -------    -------
 Net Increase (Decrease) in Net Assets from Operations......     3,508       9,322      1,402     1,614      1,112      1,930
                                                              --------    --------    -------    ------    -------    -------
Dividends and Distributions to Shareholders:
 Net Investment Income......................................      (102)         --        (90)      (55)      (105)       (47)
                                                              --------    --------    -------    ------    -------    -------
Capital Transactions:
 Proceeds from Shares Issued................................     5,856       6,106      2,801     3,881        347        202
 Reinvestment of Cash Distributions.........................       102          --         90        55        105         47
 Cost of Shares Redeemed....................................   (13,869)    (12,779)    (1,957)     (651)    (2,136)    (1,442)
                                                              --------    --------    -------    ------    -------    -------
 Increase (Decrease) in Net Assets from Capital
   Transactions.............................................    (7,911)     (6,673)       934     3,285     (1,684)    (1,193)
                                                              --------    --------    -------    ------    -------    -------
 Total Increase (Decrease) in Net Assets....................    (4,505)      2,649      2,246     4,844       (677)       690
                                                              --------    --------    -------    ------    -------    -------
Net Assets:
 Beginning of Period........................................    59,367      56,718      9,198     4,354      6,920      6,230
                                                              --------    --------    -------    ------    -------    -------
 End of Period..............................................  $ 54,862    $ 59,367    $11,444    $9,198    $ 6,243    $ 6,920
                                                              ========    ========    =======    ======    =======    =======
Accumulated Undistributed Net Investment Income (Loss), End
 of Period..................................................  $      6    $     --    $     1    $   --    $    53    $    95
                                                              ========    ========    =======    ======    =======    =======
Share Transactions:
 Shares Issued..............................................       376         436        269       441         37         28
 Shares Reinvested..........................................         6          --          8         6         11          6
 Shares Redeemed............................................      (893)       (943)      (188)      (77)      (218)      (201)
                                                              --------    --------    -------    ------    -------    -------
 Total Increase (Decrease) in Net Share Transactions........      (511)       (507)        89       370       (170)      (167)
                                                              ========    ========    =======    ======    =======    =======

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See notes to financial statements.

                                             Mid-Cap Equity       Small Cap Value       Value Income Stock      Investment Grade
                                                  Fund              Equity Fund                Fund                Bond Fund
                                           ------------------    ------------------    --------------------    ------------------
                                            2004       2003       2004       2003        2004        2003       2004       2003
                                           -------    -------    -------    -------    --------    --------    -------    -------
Operations:
 Net Investment Income (Loss)............  $   113    $    84    $    73    $    92    $    639    $    637    $   648    $   730
 Net Realized Gain (Loss) on Investments
   Sold and Foreign Currency
   Transactions..........................    1,584      1,350      3,468        633       5,423      (1,482)       236        614
 Net Change in Unrealized Appreciation
   (Depreciation) on Investments and
   Foreign Currency Transactions.........      733      2,274      1,457      4,885         279       9,588       (156)      (572)
                                           -------    -------    -------    -------    --------    --------    -------    -------
 Net Increase (Decrease) in Net Assets
   from Operations.......................    2,430      3,708      4,998      5,610       6,341       8,743        728        772
                                           -------    -------    -------    -------    --------    --------    -------    -------
Dividends and Distributions to
 Shareholders:
 Net Investment Income...................     (107)       (86)       (60)       (93)       (646)       (637)      (629)      (821)
                                           -------    -------    -------    -------    --------    --------    -------    -------
Capital Transactions:
 Proceeds from Shares Issued.............    1,914      1,755      3,370      1,064       7,126       2,923      1,401      2,662
 Reinvestment of Cash Distributions......      107         86         60         93         646         637        640        821
 Cost of Shares Redeemed.................   (4,144)    (3,243)    (2,789)    (1,579)    (11,938)    (10,081)    (5,409)    (6,244)
                                           -------    -------    -------    -------    --------    --------    -------    -------
 Increase (Decrease) in Net Assets from
   Capital Transactions..................   (2,123)    (1,402)       641       (422)     (4,166)     (6,521)    (3,368)    (2,761)
                                           -------    -------    -------    -------    --------    --------    -------    -------
 Total Increase (Decrease) in Net
   Assets................................      200      2,220      5,579      5,095       1,529       1,585     (3,269)    (2,810)
                                           -------    -------    -------    -------    --------    --------    -------    -------
Net Assets:
 Beginning of Period.....................   16,182     13,962     20,381     15,286      45,484      43,899     20,316     23,126
                                           -------    -------    -------    -------    --------    --------    -------    -------
 End of Period...........................  $16,382    $16,182    $25,960    $20,381    $ 47,013    $ 45,484    $17,047    $20,316
                                           =======    =======    =======    =======    ========    ========    =======    =======
Accumulated Undistributed Net Investment
 Income (Loss), End of Period............  $     6    $    --    $    13    $    --    $     --    $     --    $    23    $     1
                                           =======    =======    =======    =======    ========    ========    =======    =======
Share Transactions:
 Shares Issued...........................      182        194        210         85         533         266        137        258
 Shares Reinvested.......................       10          9          4          8          48          57         62         80
 Shares Redeemed.........................     (393)      (383)      (175)      (137)       (908)       (937)      (527)      (608)
                                           -------    -------    -------    -------    --------    --------    -------    -------
 Total Increase (Decrease) in Net Share
   Transactions..........................     (201)      (180)        39        (44)       (327)       (614)      (328)      (270)
                                           =======    =======    =======    =======    ========    ========    =======    =======

Amounts designated as "--" are either $0 or have been rounded to $0.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS
STI CLASSIC VARIABLE TRUST  For the Years Ended December 31,
For a Share Outstanding Throughout Each Year

                                                                                          Net Realized
                                                                           Net           and Unrealized
                                               Net Asset Value,        Investment        Gains (Losses)      Total From
                                               Beginning of Year      Income (Loss)      on Investments      Operations
                                               -----------------      -------------      --------------      ----------
CAPITAL APPRECIATION FUND
                                 2004               $15.41               $ 0.03              $ 1.01            $ 1.04
                                 2003                13.01                (0.03)(a)            2.43(a)           2.40
                                 2002                17.48                (0.07)              (3.74)            (3.81)
                                 2001                20.02                (0.05)              (1.27)            (1.32)
                                 2000                20.27                 0.03                0.65              0.68
GROWTH AND INCOME FUND
                                 2004               $10.10               $ 0.09(a)           $ 1.35(a)         $ 1.44
                                 2003                 8.05                 0.08(a)             2.04(a)           2.12
                                 2002                10.21                 0.06               (2.16)            (2.10)
                                 2001                10.86                 0.04               (0.65)            (0.61)
                                 2000                10.00                 0.07                0.86              0.93
INTERNATIONAL EQUITY FUND
                                 2004               $ 9.43               $ 0.11              $ 1.69            $ 1.80
                                 2003                 6.92                 0.07(a)             2.50(a)           2.57
                                 2002                 8.55                 0.02               (1.61)            (1.59)
                                 2001                10.36                   --               (1.80)            (1.80)
                                 2000                13.93                 0.08               (0.58)            (0.50)
MID-CAP EQUITY FUND
                                 2004               $10.23               $ 0.08              $ 1.63            $ 1.71
                                 2003                 7.93                 0.05(a)             2.30(a)           2.35
                                 2002                11.09                (0.04)              (3.11)            (3.15)
                                 2001                13.30                   --               (0.19)            (0.19)
                                 2000                15.20                (0.04)              (0.13)            (0.17)
SMALL CAP VALUE EQUITY FUND
                                 2004               $14.80               $ 0.05(a)           $ 3.52(a)         $ 3.57
                                 2003                10.75                 0.07(a)             4.05(a)           4.12
                                 2002                10.94                 0.06               (0.19)            (0.13)
                                 2001                 9.12                 0.12                1.82              1.94
                                 2000                 7.97                 0.14                1.15              1.29
VALUE INCOME STOCK FUND
                                 2004               $12.60               $ 0.19              $ 1.72            $ 1.91
                                 2003                10.39                 0.17(a)             2.21(a)           2.38
                                 2002                12.70                 0.16               (2.31)            (2.15)
                                 2001                13.06                 0.16               (0.32)            (0.16)
                                 2000                13.23                 0.26                0.98              1.24
INVESTMENT GRADE BOND FUND
                                 2004(b)            $10.27               $ 0.36              $ 0.06            $ 0.42
                                 2003                10.29                 0.34(a)             0.02(a)           0.36
                                 2002                10.05                 0.44                0.28              0.72
                                 2001                 9.69                 0.52                0.36              0.88
                                 2000                 9.73                 0.62               (0.04)             0.58


                                  Dividends from      Distributions          Total
                                  Net Investment      from Realized      Dividends and
                                      Income          Capital Gains      Distributions
                                  --------------      -------------      -------------
CAPITAL APPRECIATION FUND
                                      $(0.03)            $   --             $(0.03)
                                          --                 --                 --
                                          --              (0.66)             (0.66)
                                          --              (1.22)             (1.22)
                                       (0.03)             (0.90)             (0.93)
GROWTH AND INCOME FUND
                                      $(0.09)            $   --             $(0.09)
                                       (0.07)                --              (0.07)
                                       (0.06)                --              (0.06)
                                       (0.04)                --              (0.04)
                                       (0.07)                --              (0.07)
INTERNATIONAL EQUITY FUND
                                      $(0.17)            $   --             $(0.17)
                                       (0.06)                --              (0.06)
                                          --              (0.04)             (0.04)
                                          --              (0.01)             (0.01)
                                          --              (3.07)             (3.07)
MID-CAP EQUITY FUND
                                      $(0.07)            $   --             $(0.07)
                                       (0.05)                --              (0.05)
                                          --              (0.01)             (0.01)
                                          --              (2.02)             (2.02)
                                          --              (1.73)             (1.73)
SMALL CAP VALUE EQUITY FUND
                                      $(0.04)            $   --             $(0.04)
                                       (0.07)                --              (0.07)
                                       (0.06)                --              (0.06)
                                       (0.12)                --               0.12
                                       (0.14)                --              (0.14)
VALUE INCOME STOCK FUND
                                      $(0.19)            $   --             $(0.19)
                                       (0.17)                --              (0.17)
                                       (0.16)**              --              (0.16)**
                                       (0.20)                --              (0.20)
                                       (0.26)             (1.15)             (1.41)
INVESTMENT GRADE BOND FUND
                                      $(0.35)            $   --             $(0.35)
                                       (0.38)                --              (0.38)
                                       (0.48)                --              (0.48)
                                       (0.52)                --              (0.52)
                                       (0.62)                --              (0.62)

  * Total return would have been (18.70)% without the payment by affiliate. During the fiscal year ended December 31, 2002, the International Equity Fund was reimbursed by the Adviser for losses incurred of $5,807 due to the sale of shares in several registered investment companies which were inadvertently purchased in excess of the amount permitted under applicable Securities and Exchange Commission rules.

 **  Includes Return of Capital of $0.0049 per share.

(a)  Amounts calculated using the average age shares method.

(b) Effective January 1, 2004, the Investment Grade Bond Fund adopted a change in the amortization and accretion methodology on fixed income securities. (See Note 2.) The cumulative effect of this change in methodology on December
     31, 2004 was to increase net investment income to average net assets from 3.40% to 3.52%; to increase net investment income per share from $0.35 to $0.36; and, to decrease net realized and unrealized gains (losses) per share from $0.07 to $0.06. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.


Amounts designated as "--" are either $0 or have been rounded to $0.

Net Assets                                                        Ratio of Net      Ratio of Expenses to
  Value,                    Net Assets,      Ratio of Net      Investment Income     Average Net Assets    Portfolio
  End of        Total         End of         Expenses to       (Loss) to Average     (Excluding Waivers    Turnover
   Year         Return      Year (000)    Average Net Assets       Net Assets       and Reimbursements)      Rate
----------   ------------   -----------   ------------------   ------------------   --------------------   ---------
  $16.42          6.75%       $54,862            1.15%                0.19%                 1.43%              79%
   15.41         18.45         59,367            1.15                (0.21)                 1.50               91
   13.01        (21.89)        56,718            1.15                (0.41)                 1.46               67
   17.48         (5.34)        86,499            1.15                (0.30)                 1.44               88
   20.02          3.07        101,964            1.15                 0.17                  1.38              105
  $11.45         14.30%       $11,444            1.18%                0.87%                 1.53%              44%
   10.10         26.49          9,198            1.20                 0.92                  2.20               22
    8.05        (20.59)         4,354            1.20                 0.68                  2.56               51
   10.21         (5.57)         4,278            1.20                 0.47                  3.22               27
   10.86          9.32          1,784            1.20                 0.69                  8.04               34
  $11.06         19.35%       $ 6,243            1.60%                0.74%                 3.89%              65%
    9.43         37.31          6,920            1.60                 0.99                  3.91               75
    6.92        (18.58)*        6,230            1.60                 0.27                  2.59              115
    8.55        (17.40)         9,544            1.60                 0.25                  2.32               92
   10.36         (3.43)        11,972            1.60                 0.64                  2.08              126
  $11.87         16.82%       $16,382            1.15%                0.71%                 1.65%              79%
   10.23         29.72         16,182            1.15                 0.60                  1.84              182
    7.93        (28.45)        13,962            1.15                (0.32)                 1.72               90
   11.09          2.72         21,938            1.15                 0.04                  1.66               93
   13.30         (2.93)        23,714            1.15                (0.18)                 1.56              106
  $18.33         24.19%       $25,960            1.20%                0.33%                 1.57%              52%
   14.80         38.44         20,381            1.20                 0.56                  1.79               27
   10.75         (1.20)        15,286            1.20                 0.55                  1.79               17
   10.94         21.48         13,775            1.20                 1.05                  1.91               55
    9.12         16.37         10,513            1.20                 1.69                  1.96               72
  $14.32         15.29%       $47,013            0.95%                1.43%                 1.11%              85%
   12.60         23.12         45,484            0.95                 1.52                  1.19               54
   10.39        (16.98)        43,899            0.95                 1.37                  1.13               50
   12.70         (1.14)        63,102            0.95                 1.20                  1.12               73
   13.06         10.43         67,594            0.95                 2.01                  1.06               72
  $10.34          4.16%       $17,047            0.75%                3.52%                 1.19%             197%
   10.27          3.51         20,316            0.75                 3.66                  1.25              147
   10.29          7.40         23,126            0.75                 4.33                  1.28              144
   10.05          9.20         19,559            0.75                 5.15                  1.32              139
    9.69          6.32         16,890            0.75                 6.54                  1.26              123

                       See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
STI CLASSIC VARIABLE TRUST  December 31, 2004

1. Organization

The STI Classic Variable Trust (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated April 18, 1995. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company offering seven funds as of December 31, 2004. The financial statements presented herein are those of the Capital Appreciation Fund, the Growth and Income Fund, the International Equity Fund, the Mid-Cap Equity Fund, the Small Cap Value Equity Fund, the Value Income Stock Fund and the Investment Grade Bond Fund (each a "Fund" and collectively the "Funds"). The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. Sales of shares of the Funds may only be made to separate accounts of various life insurance companies and certain qualified benefit plans. The Funds' prospectus provides a description of the Funds' investment objectives, policies and strategies.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. The actual results could differ from these estimates.

     Security Valuation -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including equity securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sale price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 pm Eastern
     Time), as provided by an independent pricing service approved by the Funds' Board of Trustees (the "Board"). If a security price cannot be obtained from an independent, third-party pricing agent, the Funds' administrator shall seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures will be performed and monitored by a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include, but are not limited to: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

     For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it shall immediately notify the Funds' administrator and may preauthorize the Funds' administrator to utilize a pricing service authorized by the Board (a "Fair Value Pricing Service") that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet. If the adviser does not preauthorize the Fund's administrator to utilize a Fair Value Pricing Service, the adviser will request that a Fair Value Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index exceed levels established by the Funds ("Trigger Points"), the Funds may use a systematic valuation model provided by an independent third party to fair value their international equity securities.

STI CLASSIC VARIABLE TRUST  December 31, 2004

     Security Transactions and Investment Income -- Security transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, securities transactions are reported on trade date. Interest income is recognized on an accrual basis. Cost used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion or amortization of purchase discounts or premiums during the respective holding period. Dividend income is recorded on the ex-dividend date.

     Repurchase Agreements -- In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. In the event of default on the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     Foreign Currency Transactions -- The books and records of the International Equity Fund are maintained in U.S. dollars on the following basis:

          (i) market value of investment securities, assets and liabilities at the current rate of exchange; and

          (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Equity Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

     Effective January 1, 2004, the Investment Grade Bond Fund changed its amortization and accretion methodology on premiums and discounts on fixed income securities in order to conform more closely to Internal Revenue Code requirements. The cumulative effect of this accounting change had no impact on total net assets, but resulted in an increase in interest income of $21,220 and a decrease in unrealized appreciation/(depreciation) of $21,220.

     The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting methodology.

     Expenses -- Expenses that are directly related to a specific Fund are charged to that Fund. Other operating expenses of the Trust are pro-rated to the Funds on the basis of relative net assets or another appropriate basis.

     Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders, are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid each calendar quarter for all Funds except for the International Equity Fund, which distributes income annually, and the Investment Grade Bond Fund, which distributes daily and pays monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. paydown gain/(loss) and foreign currency transactions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

     Compensating Balances -- If a Fund has a cash overdraft in excess of $100,000 it is required to leave 110% in compensating balance with SunTrust Bank (the "Custodian"), a wholly owned subsidiary of SunTrust Banks, Inc., on the following day. If a Fund has a positive cash balance in excess of $100,000 it is allowed to overdraw 90% of the balance with the Custodian on the following business day.

3. Agreements and Other Transactions with Affiliates

     Investment Advisory Agreements -- The Trust and Trusco Capital Management, Inc. (the "Investment Adviser"), a wholly owned subsidiary of SunTrust Banks, Inc., have entered into advisory agreements (the "Advisory Agreements").

     Under terms of the Advisory Agreements, the Funds are charged the following annual fees based upon average daily net assets which are computed daily and paid monthly:

                                        Maximum
                                         Annual
                                        Advisory   Net Fees
                                          Fee        Paid
                                        --------   --------
      Capital Appreciation Fund.......    1.15%      0.87%
      Growth and Income Fund..........    0.90       0.55
      International Equity Fund.......    1.25         --
      Mid-Cap Equity Fund.............    1.15       0.65
      Small Cap Value Equity Fund.....    1.15       0.78
      Value Income Stock Fund.........    0.80       0.64
      Investment Grade Bond Fund......    0.74       0.30

     The Investment Adviser has voluntarily agreed to waive all or a portion of its fees (and to reimburse Fund expenses). Fee waivers and expense reimbursements are voluntary (except for the Growth and Income Fund, for which the expense limit is contractual until 05/01/05) and may be terminated at any time.

     Effective October 5, 2004, Trusco Capital Management, Inc. began providing an employee to serve as Chief Compliance Officer for the Trust and provide certain related services, and will receive an annual fee for this service of $120,000 allocated across the assets of the Trust and STI Classic Funds.

     Administration, Fund Accounting and Transfer Agency Agreement -- The Trust and BISYS Fund Services Ohio, Inc. (the "Administrator") are parties to a Master Services Agreement dated July 24, 2004, under which the Administrator provides administrative, fund accounting, and transfer agent services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Funds) of: 0.0275% up to $25 billion, 0.0225% on the next $5 billion and 0.0175% for over $30 billion.

     Prior to July 24, 2004, SEI Investments Distribution Co. ("SEI") served as the Administrator

STI CLASSIC VARIABLE TRUST  December 31, 2004

     and provided administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Funds) of: 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion. SEI had voluntarily agreed to waive all or a portion of their fees and to reimburse Fund expenses. For the period January 1, 2004 to July 23, 2004, SEI received fees totalling $456,723 from the Trust for its services.

     BISYS Fund Services Ohio, Inc. has agreed to pay a total of $325,000 per annum towards the insurance premiums payable annually by the Trust and the STI Classic Funds. $300,000 will be paid towards the premium for the Directors and Officers Liability/Errors and Omissions Insurance Policy, and $25,000 will be paid towards the premium for the Fidelity Bond Policy.

     Distribution Services Agreement -- The Trust and BISYS Fund Services Limited Partnership (the "Distributor") are parties to a Distribution Services Agreement. The Distributor receives no fees for its services under this agreement.

     Transfer Agency Agreement -- Prior to July 24, 2004, Federated Services Company provided transfer agency services to the Trust.

     Custodian Agreements -- SunTrust Bank acts as custodian for all the Funds except the International Equity Fund, which utilizes Brown Brothers Harriman & Co. as custodian. Custodians are paid on the basis of the net assets and transaction costs of the Funds. The custodians play no role in determining the investment policies of the Trust or which securities are to be purchased or sold in the Funds.

     Other -- Certain Officers of the Trust are also officers of the Adviser, Administrator, and/or the Distributor. Such officers are paid no fees by the Trust for serving as officers of the Trust.

     The Trust has entered into an agreement with SunTrust Robinson Humphrey, a division of SunTrust Capital Markets, Inc. which is a direct non-bank subsidiary of SunTrust Banks, Inc., to act as an agent in placing repurchase agreements for the Trust. During the year ended December 31, 2004, the following Funds paid SunTrust Robinson Humphrey, through a reduction in the yield earned by the Funds on those repurchase agreements:

                                                     Fees
                                                     ----
   Investment Grade Bond Fund.....................   $112

4. Investment Transactions

The cost of purchases and the proceeds from the sales and maturities of securities, excluding short-term investments and U.S. Government securities, for the year ended December 31, 2004, were as follows:

                                                 Sales and
                                     Purchases   Maturities
                                       (000)       (000)
                                     ---------   ----------
Capital Appreciation Fund..........   $43,767     $51,300
Growth and Income Fund.............     5,738       4,538
International Equity Fund..........     4,085       5,769
Mid-Cap Equity Fund................    12,421      14,217
Small Cap Value Equity Fund........    11,029      11,369
Value Income Stock Fund............    36,931      39,996
Investment Grade Bond Fund.........    10,194      18,104

The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government securities from the Investment Grade Bond Fund during the year ended December 31, 2004 in thousands were $21,187 and $18,982, respectively.

5. Federal Tax Policies and Information

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Withholding taxes on foreign dividends have been paid or provided for in accordance with applicable country's tax rules and rates.

At December 31, 2004, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were different from amounts reported for financial reporting purposes due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at December 31, 2004, were as follows:

                                                                             Aggregate      Aggregate          Net
                                                                               Gross          Gross        Unrealized
                                                              Federal Tax    Unrealized     Unrealized    Appreciation/
                                                                 Cost       Appreciation   Depreciation   Depreciation
                                                                 (000)         (000)          (000)           (000)
                                                              -----------   ------------   ------------   -------------
Capital Appreciation Fund...................................    $47,440        $7,633          $163          $7,470
Growth and Income Fund......................................      9,547         2,055           142           1,913
International Equity Fund...................................      4,679         1,629            15           1,614
Mid-Cap Equity Fund.........................................     13,145         3,619           143           3,476
Small Cap Value Equity Fund.................................     19,293         7,769           300           7,469
Value Income Stock Fund.....................................     40,370         7,243           263           6,980
Investment Grade Bond Fund..................................     16,736           233            15             218

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2004 was as follows (000):

                                                                 Distributions Paid From
                                                              ------------------------------
                                                              Net Investment   Net Long Term   Total Distributions
Fund                                                              Income       Capital Gains          Paid*
----                                                          --------------   -------------   -------------------
Capital Appreciation Fund...................................       $102            $--                $102
Growth and Income Fund......................................         90             --                  90
International Equity Fund...................................        105             --                 105
Mid-Cap Equity Fund.........................................        107             --                 107
Small Cap Value Equity Fund.................................         60             --                  60
Value Income Stock Fund.....................................        646             --                 646
Investment Grade Bond Fund..................................        640             --                 640

* Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

STI CLASSIC VARIABLE TRUST  December 31, 2004

As of December 31, 2004 the components of accumulated earnings (deficit) on a tax basis were as follows (000):

                       Undistributed   Undistributed                                    Accumulated         Unrealized
                         Ordinary        Long Term     Accumulated   Distributions   Capital and Other     Appreciation
Fund                      Income       Capital Gains    Earnings        Payable          Losses**        (Depreciation)***
----                   -------------   -------------   -----------   -------------   -----------------   -----------------
Capital Appreciation
  Fund...............      $  6           $   --         $    6          $ --            $    (66)            $7,470
Growth and Income
  Fund...............         1               --              1            --                (250)             1,913
International Equity
  Fund...............        70               --             70            --              (2,811)             1,616
Mid-Cap Equity Fund..         7               --              7            --              (2,515)             3,476
Small Cap Value
  Equity Fund........       478            2,543          3,021            --                  --              7,469
Value Income Stock
  Fund...............        --               --             --            --             (11,788)             6,981
Investment Grade Bond
  Fund...............        74               --             74           (52)               (283)               218

                             Total
                          Accumulated
Fund                   Earnings (Deficit)
----                   ------------------
Capital Appreciation
  Fund...............       $ 7,410
Growth and Income
  Fund...............         1,664
International Equity
  Fund...............        (1,125)
Mid-Cap Equity Fund..           968
Small Cap Value
  Equity Fund........        10,490
Value Income Stock
  Fund...............        (4,807)
Investment Grade Bond
  Fund...............           (43)

** As of the latest tax year end of December 31, 2004, the following Funds had net capital loss carryovers to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future gains, it is probable that the gains so offset will not be distributed to shareholders (000).

*** The differences between book-basis and tax-basis unrealized appreciation
    (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

                                                                          Expires
                                                              -------------------------------
Fund                                                           2008    2009    2010     2011
----                                                          ------   ----   ------   ------
Capital Appreciation Fund...................................  $   --   $ --   $   --   $   66
Growth and Income Fund......................................      --     --       --      250
International Equity Fund...................................      --    843    1,471      497
Mid-Cap Equity Fund.........................................      --     --    2,515       --
Value Income Stock Fund.....................................   6,309     --    3,046    2,432
Investment Grade Bond Fund..................................      --     95      189       --

Amounts designated as "--" are either $0 or have been rounded to $0.

During the year ended December 31, 2004, the Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, Value Income Stock Fund, and Investment Grade Bond Fund utilized $6,713, $624, $680, $1,532, $454, $5,336, and $162 in capital loss carryforwards, respectively, in thousands.

6. Concentrations/Risks

The Investment Grade Bond Fund invests primarily in investment grade obligations rated at least BBB or better by S&P or Baa or better by Moody's. Changes by recognized rating agencies in the ratings of any fixed income security or in the ability of an issuer to make payments of interest and principal may affect the value of these investments.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.
7. Securities Lending

Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust's Board of Trustees. These loans may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash. The value of the collateral is at least equal to the market value of the securities loaned. However, due to market fluctuations, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day's market fluctuations and the current day's lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.

Cash collateral received in connection with securities lending is invested in the Boston Global Investment Trust-Enhanced Portfolio (the "Portfolio"). This investment consists of money market instruments including money market mutual funds registered under the Investment Company Act of 1940, commercial paper, repurchase agreements, U.S. Treasury Bills and U.S. agency obligations. At December 31, 2004, the Portfolio was invested in money market mutual funds, commercial paper, certificates of deposit, repurchase agreements, U.S. Agency Obligations and corporate bonds (with interest rates ranging from 1.30% to 2.63% and maturity dates ranging from 01/03/05 to 06/15/07).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STI CLASSIC VARIABLE TRUST  December 31, 2004

To the Shareholders and Board of Trustees of STI Classic Variable Trust

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Appreciation Fund, Growth and Income Fund, International Equity Fund, Mid-Cap Equity Fund, Small Cap Value Equity Fund, Value Income Stock Fund and Investment Grade Bond Fund (constituting STI Classic Variable Trust, hereafter referred to as the "Trust") at December 31, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion. The financial highlights for each of the two years ended December 31, 2001 were audited by other independent accountants who have ceased operations. Those independent accountants expressed an unqualified opinion on those financial statements in their report dated February 7, 2002.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 11, 2005

TRUSTEES AND OFFICERS OF THE STI VARIABLE TRUST (UNAUDITED)

Information pertaining to the trustees of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the 1940 Act are referred to as "Independent Board Members." Trustees who are deemed to be "interested persons" of the Trust are referred to as "Interested Board Members." Messrs. Courts and Ridley are Trustees who may be deemed to be "interested persons" of the Trust.
--------------------------------------------------------------------------------

                                            TERM OF                PRINCIPAL          NUMBER OF                OTHER
                         POSITION(S)      OFFICE AND             OCCUPATION(S)        PORTFOLIOS           DIRECTORSHIPS
   NAME, ADDRESS, AND     HELD WITH        LENGTH OF              DURING THE         OVERSEEN FOR          HELD BY BOARD
     DATE OF BIRTH        THE GROUP       TIME SERVED            PAST 5 YEARS         THE TRUST                MEMBER
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED
BOARD MEMBERS*
Richard W. Courts, II     Trustee       November, 2001     Chairman of the Board,         7         Director, Cousins
3435 Stelzer Road                                          Atlantic Investment                      Properties, Inc.; Director,
Columbus, OH 43219                                         Company, 1970 to present.                Genuine Parts Co.; Director,
01/18/36                                                                                            Piedmont Hospital; Director,
                                                                                                    SunTrust Bank, Atlanta;
                                                                                                    Chairman, Courts Foundation;
                                                                                                    Chairman, J. Bulow Campbell
                                                                                                    Foundation. Current Trustee
                                                                                                    of STI Classic Funds.
--------------------------------------------------------------------------------------------------------------------------------
Clarence H. Ridley        Trustee       November, 2001     Chairman of the Board,         7         Director, Crawford & Co.
3435 Stelzer Road                                          Haverty Furniture                        Current Trustee of STI
Columbus, OH 43219                                         Companies, 2001 to                       Classic Funds.
06/03/42                                                   present; Partner, King
                                                           and Spaulding LLP (law
                                                           firm), 1977 to 2000.
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
BOARD MEMBERS
Thomas Gallagher          Trustee       May, 2000          President and CEO,             7         Director, Shepard Center;
3435 Stelzer Road                                          Genuine Parts Company                    Director, NAPA; Director,
Columbus, OH 43219                                         Wholesale Distribution,                  Genuine Parts Co.; Director,
11/25/47                                                   1970 to present.                         Stone Mountain Industrial
                                                                                                    Park; Trustee, The Lovett
                                                                                                    School; Director, Oxford
                                                                                                    Industries. Current Trustee
                                                                                                    of STI Classic Funds.
--------------------------------------------------------------------------------------------------------------------------------
F. Wendell Gooch          Trustee       May, 1992          Retired.                       7         Current Trustee of STI
3435 Stelzer Road                                                                                   Classic Funds, the Capitol
Columbus, OH 43219                                                                                  Mutual Funds and SEI Family
12/03/32                                                                                            of Funds.
--------------------------------------------------------------------------------------------------------------------------------
James O. Robbins          Trustee       May, 2000          President and Chief            7         Director, National Cable and
3435 Stelzer Road                                          Executive Officer, Cox                   Telecommunications
Columbus, OH 43219                                         Communications, Inc.,                    Association; Director, Cable
07/04/42                                                   1985 to present.                         Labs; Director, C-SPAN;
                                                                                                    Director, Discovery Channel;
                                                                                                    Trustee, St. Paul's Schools;
                                                                                                    Director, Cox
                                                                                                    Communications. Current
                                                                                                    Trustee of STI Classic
                                                                                                    Funds.
--------------------------------------------------------------------------------------------------------------------------------
Jonathan T. Walton        Trustee       February, 1998     Retired.                       7         Director, Detroit Riverfront
3435 Stelzer Road                                                                                   Conservancy. Current Trustee
Columbus, OH 43219                                                                                  of STI Classic Funds.
03/28/30
--------------------------------------------------------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE STI VARIABLE TRUST (UNAUDITED)
--------------------------------------------------------------------------------

                                            TERM OF                PRINCIPAL          NUMBER OF                OTHER
                         POSITION(S)      OFFICE AND             OCCUPATION(S)        PORTFOLIOS           DIRECTORSHIPS
   NAME, ADDRESS, AND     HELD WITH        LENGTH OF              DURING THE         OVERSEEN FOR          HELD BY BOARD
     DATE OF BIRTH        THE GROUP       TIME SERVED            PAST 5 YEARS         THE TRUST                MEMBER
--------------------------------------------------------------------------------------------------------------------------------
Sidney E. Harris          Trustee       November, 2004     Professor and former Dean      7         Director, ServiceMaster;
3435 Stelzer Road                                          of J. Mack Robinson                      Director, Total System
Columbus, OH 43219                                         College of Business,                     Services, Inc.; Director,
07/21/49                                                   Georgia State University.                Transamerica Investors, Inc.
                                                                                                    Current Trustee of STI
                                                                                                    Classic Funds.
--------------------------------------------------------------------------------------------------------------------------------
Warren Y. Jobe            Trustee       November, 2004     Retired.                       7         Director, WellPoint Health
3435 Stelzer Road                                                                                   Networks; Director,
Columbus, OH 43219                                                                                  UniSource Energy Corp.;
11/12/40                                                                                            Director, Tucson Electric
                                                                                                    Power. Current Trustee of
                                                                                                    STI Classic Funds.
--------------------------------------------------------------------------------------------------------------------------------
Charles D. Winslow        Trustee       November, 2004     Retired.                       7         Current Trustee of STI
3435 Stelzer Road                                                                                   Classic Funds.
Columbus, OH 43219
07/13/35

* Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

                                                             TERM OF                           PRINCIPAL
                                  POSITION(S)              OFFICE AND                        OCCUPATION(S)
   NAME, ADDRESS, AND              HELD WITH                LENGTH OF                         DURING THE
     DATE OF BIRTH                 THE GROUP               TIME SERVED                       PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
R. Jeffrey Young                   President             Since 2004         Senior Vice President, Relationship Management,
3435 Stelzer Road                                                           BISYS Fund Services since April 2002. Vice
Columbus, OH 43219                                                          President, Client Services, BISYS Fund Services
08/22/64                                                                    from May 1997 to April 2002.
---------------------------------------------------------------------------------------------------------------------------
Bryan C. Haft                  Treasurer and CFO         Since 2004         Vice President, Financial Administration, BISYS
3435 Stelzer Road                                                           Fund Services since July 2000. Director,
Columbus, OH 43219                                                          Administration Services, BISYS Fund Services
01/23/65                                                                    from May 1998 to July 2000.
---------------------------------------------------------------------------------------------------------------------------
Deborah A. Lamb            Executive Vice President,     Since 2003         Chief Compliance Officer and Managing Director
3435 Stelzer Road         Assistant Secretary and CCO                       of Trusco Capital Management, Inc. since March
Columbus, OH 43219                                                          2003 and President of Investment Industry
10/02/52                                                                    Consultants, LLC since June 2000. Director of
                                                                            Compliance at INVESCO, Inc. from March 1995 to
                                                                            June 2000.
---------------------------------------------------------------------------------------------------------------------------
Alaina V. Metz                Assistant Secretary        Since 2004         Vice President, Blue Sky Compliance, BISYS Fund
3435 Stelzer Road                                                           Services since January 2002. Chief
Columbus, OH 43219                                                          Administrative Officer, Blue Sky Compliance,
04/07/67                                                                    BISYS Fund Services from June 1995 to January
                                                                            2002.
---------------------------------------------------------------------------------------------------------------------------
Julie M. Powers               Assistant Secretary        Since 2004         Senior Paralegal, Legal Services, BISYS Fund
3435 Stelzer Road                                                           Services since June 2000. Paralegal of
Columbus, OH 43219                                                          Phillips, Lytle, Hitchcock, Blaine & Huber LLP
10/08/69                                                                    from March 1998 to June 2000.

EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the STI Classic Variable Trust, you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the STI Classic Variable Trust and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2004 through December 31, 2004.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                                                    Beginning          Ending            Expense Paid            Expense Ratio
                                                  Account Value     Account Value       During Period*          During Period**
                                                    07/01/04          12/31/04        07/01/04 - 12/31/04     07/01/04 - 12/31/04
                                                  -------------     -------------     -------------------     -------------------
Capital Appreciation Fund.....................      $1,000.00         $1,034.60              $5.88                   1.15%
Growth and Income Fund........................       1,000.00          1,091.20               6.10                   1.16%
International Equity Fund.....................       1,000.00          1,154.30               8.66                   1.60%
Mid-Cap Equity Fund...........................       1,000.00          1,128.10               6.15                   1.15%
Small Cap Value Equity Fund...................       1,000.00          1,135.20               6.44                   1.20%
Value Income Stock Fund.......................       1,000.00          1,092.90               5.00                   0.95%
Investment Grade Bond Fund....................       1,000.00          1,046.30               3.86                   0.75%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Hypothetical Example

The table below provides information about hypothetical account values and hypothetical expenses based on each STI Classic Variable Trust Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

EXPENSE EXAMPLES (UNAUDITED)



Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                    Beginning          Ending            Expense Paid            Expense Ratio
                                                  Account Value     Account Value       During Period*          During Period**
                                                    07/01/04          12/31/04        07/01/04 - 12/31/04     07/01/04 - 12/31/04
                                                  -------------     -------------     -------------------     -------------------
Capital Appreciation Fund.....................      $1,000.00         $1,019.36              $5.84                   1.15%
Growth and Income Fund........................       1,000.00          1,019.30               5.89                   1.16%
International Equity Fund.....................       1,000.00          1,017.09               8.11                   1.60%
Mid-Cap Equity Fund...........................       1,000.00          1,019.36               5.84                   1.15%
Small Cap Value Equity Fund...................       1,000.00          1,019.10               6.09                   1.20%
Value Income Stock Fund.......................       1,000.00          1,020.36               4.82                   0.95%
Investment Grade Bond Fund....................       1,000.00          1,021.37               3.81                   0.75%

---------------

* Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

PROXY VOTING

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and how the Funds voted proxies relating to portfolio securities during the year ended December 31, 2004 is available (1) without charge, upon request, by calling 1-800-428-6970, or on the Funds' website at www.sticlassicfunds.com, and (2) on the Securities and Exchange Commission's website at www.sec.gov.

OTHER INFORMATION

The Funds file a complete list of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the Securities and Exchange Commission's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330.

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               INVESTMENT ADVISER:

                         Trusco Capital Management, Inc.


          STI Classic Variable Trust Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Funds involves risk, including the possible loss of principal. There is no guarantee that any STI Classic Variable Trust Fund will achieve its investment objective. The STI Classic Variable Trust Funds are advised by Trusco Capital Management, Inc., an affiliate of SunTrust Banks, Inc.


                                  DISTRIBUTOR:
                             BISYS Fund Services LP


                This information must be preceded or accompanied by a current prospectus for each Fund described.



















STI-AR-VT-1204                                                             02/05

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so. THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11
     (A)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (B) OF THIS ITEM 2.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                  (i) Has at least one audit committee financial expert serving on its audit committee; or

                  (ii) Does not have an audit committee financial expert serving on its audit committee.

              (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                  (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                  (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE. 3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS WARREN Y. JOBE, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         Audit Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Funds' annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:


                  2003 $76,485
                  2004 $94,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         Audit-Related Fees: the aggregate fees billed for each of the last two fiscal years for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Funds' financial statements and are not reported under Item 1 were as follows:

                  2003 $10,500*
                  2004 $10,500*

                  * Services related to security count examinations under Rule 17f-2 of the Investment Company Act.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         Tax Fees: the aggregate fees billed for each of the last two fiscal years for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning were as follows:

                  2003 $0
                  2004 $0


(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         All Other Fees: the aggregate fees billed for each of the last two fiscal years for products and services provided by PricewaterhouseCoopers LLP to the Funds, other than the services reported in Items 1 through 3.

                  2003 $0
                  2004 $0


(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                THE TRUST'S AUDIT COMMITTEE CHARTER PROVIDES THAT THE PRINCIPAL RESPONSIBILITIES OF THE COMMITTEE SHALL INCLUDE APPROVING AUDIT AND NON-AUDIT SERVICES AN INDEPENDENT ACCOUNTING FIRM PROVIDES TO THE TRUST (AND CERTAIN TRUST SERVICE PROVIDERS) AS REQUIRED BY AND IN ACCORDANCE WITH APPLICABLE LAW. THE COMMITTEE IS AUTHORIZED TO DEVELOP POLICIES AND PROCEDURES, IN ACCORDANCE WITH APPLICABLE LAW, THAT PROVIDE FOR THE ADVANCE PRE-APPROVAL OF SOME OR ALL AUDIT AND NON-AUDIT SERVICES. THE COMMITTEE IS FURTHER AUTHORIZED TO DELEGATE ITS RESPONSIBILITY TO PRE-APPROVE AUDIT AND NON-AUDIT SERVICES TO ONE OR MORE MEMBERS OF THE COMMITTEE, IN ACCORDANCE WITH APPLICABLE LAW.


                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                2003: 0%
                2004: 0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds, and rendered to the Funds investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Funds for each of the last two fiscal years of the registrant were as follows:

                  2003 $ 841,750*
                  2004 $3,208,119**

                  * Non-audit services relate principally to services related to the audit of the controls around custody operations at SunTrust Bank (SAS No. 70) and certain technical accounting advice on financial products of SunTrust Bank; Sarbanes-Oxley 404 implementation; and tax compliance services to other entities controlled by SunTrust Banks, Inc.

                  ** Non-audit services relate principally to certain technical accounting advice on financial products of the Bank; Sarbanes-Oxley 404 implementation; review of certain registration statements and regulatory filings; issuance of comfort letters; and, tax compliance services to other entities controlled by SunTrust Banks, Inc.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

                  THE AUDIT COMMITTEE HAS CONSIDERED THAT THE PROVISION OF NON-AUDIT SERVICES THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING ANY SUBADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUBCONTRACTED WITH OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT PRE-APPROVED PURSUANT TO PARAGRAPH
         (C)(7)(II) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
                  Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

ITEM 6.   SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

THE TRUST, EFFECTIVE SEPTEMBER 28, 2004, ADOPTED PROCEDURES BY WHICH SHAREHOLDERS MAY RECOMMEND NOMINEES TO THE REGISTRANT'S BOARD OF DIRECTORS.

ITEM 11. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE SECOND FISCAL QUARTER OF THE PERIOD COVERED BY THIS REPORT THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(A) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30A-2(B) ARE FURNISHED HEREWITH.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)               STI Classic Variable Trust
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Bryan Haft
                         -------------------------------------------------------
                           Bryan Haft, Treasurer, STI Classic Variable Trust

Date     February 28, 2005
      ---------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ R. Jeffrey Young
                         -------------------------------------------------------
                         R. Jeffrey Young, President, STI Classic Variable Trust


Date     February 28, 2005
      ---------------------------------

By (Signature and Title)*  /s/ Bryan Haft
                         -------------------------------------------------------
                           Bryan Haft, Treasurer, STI Classic Variable Trust


Date     February 28, 2005
      ---------------------------------



* Print the name and title of each signing officer under his or her signature.